                                           ECLIPSE
                                            FUNDS








                                         ANNUAL REPORT
                                       DECEMBER 31, 1998

 TABLE OF CONTENTS

Chairman's Letter............................................................................................          1

Review of Eclipse-Registered Trademark- Funds

    Ultra Short Term Income Fund.............................................................................          3

    Balanced Fund............................................................................................          5

    Mid Cap Value Fund*......................................................................................          7

    Small Cap Value Fund**...................................................................................         10

Statements of Net Assets

    Ultra Short Term Income Fund.............................................................................         12

    Balanced Fund............................................................................................         15

    Mid Cap Value Fund*......................................................................................         22

    Small Cap Value Fund**...................................................................................         25

Statements of Operations.....................................................................................         30

Statements of Changes in Net Assets..........................................................................         31

Notes to Financial Statements................................................................................         33

Financial Highlights

    Ultra Short Term Income Fund.............................................................................         36

    Balanced Fund............................................................................................         37

    Mid Cap Value Fund*......................................................................................         38

    Small Cap Value Fund**...................................................................................         39

Independent Auditor's Report.................................................................................         40

Trustees and Officers........................................................................................         41

Towneley Capital Management, Inc., Investment Manager........................................................         42

Glossary.....................................................................................................         43

-Registered Trademark- Eclipse is a registered service mark of Eclipse Funds.
 * Formerly Eclipse Growth and Income Fund
** Formerly Eclipse Equity Fund

 CHAIRMAN'S LETTER

Dear Fellow Shareholder:

In our last several reports to you, we spoke about how unusual the high returns of the past several years have been. This pattern of soaring domestic stock markets continued in 1998 . We can describe the 1998 stock market as ebullient until the summer. Then, shaken by political and economic events in the former Soviet Union and by financial and economic turmoil in Thailand and elsewhere in Asia, the U.S. markets plummeted. Following the August meltdown, the market once again turned around, becoming ever more speculative.

In the early part of the year, the stock markets kept breaking barriers: the S&P 500, which began the year at 970, passed the 1000 mark for the first time in February. The Dow Jones Industrials, which was 7908 in December, 1997, continued breaking through 100 point barriers until it closed above 9000 for the first time in April, and approached 10,000 by the end of the year. The markets peaked in July. The S&P and Dow both hit new highs in November, sparked by another wave of merger activity.

The economy was strong. Oil prices were at new lows in the early part of the year, and other commodity prices were also low. Money was cheap, corporate profits were strong, as was the IPO market. Merger mania characterized much of the year. Megamergers such as the following were announced: the $80 billion deal between Exxon and Mobil, the nation's two largest oil companies; the formation of Citigroup through the $73 billion merger of Citicorp and Travelers Group; SBC Communications' acquisition of Ameritech Corp for $63 billion; the $62 billion marriage between Nationsbank and BankAmerica; Bell Atlantic's $53 billion acquisition of GTE; and a $40 billion transaction joining Daimler Benz and Chrysler.

Then the wheel turned. News out of Russia was grim as Boris Yeltsin's health declined, the strength of his government was shaken, the government defaulted on its debts, and the economy collapsed. Thailand's monetary system imploded, and Indonesia's financial collapse and consequent political unrest sent shock waves, first throughout southeast Asia, and then with lightning speed to financial markets throughout the world. Japan was mired in a recession, and Brazil suffered from a collapse in world coffee prices. In emerging markets interest rates soared and capital fled to safety.

THE BOND MARKET IN PERSPECTIVE
Interest rates declined significantly in 1998. The rate decline was especially significant for U.S. Treasury securities, which benefited from a flight to quality. Investors sought only the safest investments, as much of Asia fell into recession, Russia defaulted, and stocks gyrated. Inflation, always a concern of bond investors, remained under control. Short-term rates benefited from the Federal Reserve Board's reduction of the federal funds rates three times during the year-- September 29, October 15, and yet again November 17. While yields on long-term Treasuries fell as low as 4.72% in October amid concerns about a slowing economy, the yield on the 30 year Treasury bond ended the year at 5.09%, approximately 85 basis points lower than year-end 1997.

THE STOCK MARKET IN PERSPECTIVE
Nineteen ninety-eight was a year of great market volatility and disparate market returns. In fact, it was the most unusual and speculative market in the last 25 years, one of only a handful of such markets in history.

VOLATILITY
The stock market in 1998 was a bull market interrupted by a brief August panic. After continuing the bull market streak for the first half of 1998, July and August saw all U.S. domestic equity markets decline. August declines were especially severe: the S&P 500's August loss of 14.5% was the second-largest monthly percentage decline in the postwar period and the tenth-largest since 1926. Mid- and small-capitalization stocks fell even more that month; the S&P 400 Mid Cap Index dropped 18.6%, while the small-capitalization market segment declined more than 19%.

Conversely, the market's one-day rally on September 8th was one of the largest single percentage gains in decades. During the fourth quarter the S&P 500 experienced a breathtaking rally from the third quarter correction, rising strongly

________________________________________________________________________________
each month to end the quarter up 21.3% and the year up 28.6%. That such a rally followed on the heels of the August decline was a surprise to nearly everyone.

DISJUNCTIVE RETURNS
The stock market was especially segmented in 1998. The "action" was concentrated in very large growth stocks. Stocks of large-capitalization companies and growth companies performed well; those of small-capitalization companies and value companies did not. Large-capitalization growth companies did best of all.

The disparity is evident in the returns earned by the various segments: there was a 30 percentage point difference in return between the Russell 1000 Index (large companies) and the Russell 2000 Index (small companies). There was a 27 percentage point difference in return between the S&P 500 Barra Growth Index (growth companies) and the S&P 500 Barra Value Index (value companies). Technology stocks soared, especially stocks of companies (with or without any earnings) having any connection, however tenuous, to the Internet.

The table below summarizes for the largest 10% of U.S. stocks (about 85% of the value of the entire U.S. market) the large variation in returns to value, growth, and portfolio weighting. Most indices (e.g., the S&P 500) are capitalization-weighted. This means that the larger the capitalization of a company, the greater its influence on the index. In contrast, most managed portfolios have a tendency toward equal weighting, whereby an equal amount is invested in each position.

                                 1998 Returns*

                                                  Total Universe     Value Universe      Growth Universe
Equal Weighted                                            12.6%               5.0%               18.8%
Capitalization Weighted                                   27.6               10.3                35.7

* The total universe is the largest 10% of U.S. stocks ranked by market capitalization as of 12/31/97.
  Value and growth universes are the cheapest and most expensive halves, respectively, of the total universe based on price/book value.

It is clear from the table that the place to have been invested was in large growth stocks, with your money weighted by market capitalization. Eclipse portfolios are value based and tend to be more equal-weighted.

Valuation measures soared: Price earnings multiples for large cap growth stocks rose from 32 times latest 12-month earnings at the end of 1997 to 44 times earnings by the end of 1998. This group of stocks was selling at an astounding 11 1/2 times book value, and more than 33 times cash flow. Large value stocks, on the other hand, were selling at 27 times earnings, 3 1/3 times book value and 11 times cash flow.

NAME CHANGES
The Board of Trustees approved the following name changes: Eclipse Growth and Income Fund is now ECLIPSE MID CAP VALUE FUND and Eclipse Equity Fund is now ECLIPSE SMALL CAP VALUE FUND.

We thank you for your confidence in us, and will work to continue to merit your trust in the years to come.

Sincerely,

     [SIGNATURE]

Wesley G. McCain
Chairman

________________________________________________________________________________
2

 REVIEW OF ECLIPSE ULTRA SHORT TERM INCOME FUND
 ECUIX

Eclipse Ultra Short Income Fund ended the year with a total return of 6.3%. The Fund outperformed the Lipper Ultra Short Obligations Funds Average, which returned 5.5%. The Fund was ranked number two in its Lipper group on the basis of total return for 1998.

We select bonds primarily on the basis of credit quality and duration. At year-end the Fund had an average quality rating of A and a duration of 0.96 years.

We continue to seek a high level of current income, preservation of capital and a relatively stable net asset value. We also seek a higher yield than a money-market fund offers with less fluctuation than a longer-term bond fund experiences. Investments are limited to securities of socially responsible companies.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/98                               % OF PORTFOLIO
------------------------------------------------------------

Finance                                            23.5%
Federal Agencies                                   16.5
Retail Trade                                        9.3
Utilities                                           8.1
Consumer Non-durables                               6.9

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1998

                                                                ANNUALIZED TOTAL RETURN(1)

                                                                 1 YEAR           3 YEARS          RISK(2)       RETURN/RISK
-----------------------------------------------------------------------------------------------------------------------------
Eclipse Ultra Short Term Income Fund(3,4)                            6.3%             6.0%             0.7%            8.6
Lipper Ultra Short Obligations Funds Average(5)                      5.5              5.5              0.4            13.8
3 Month Treasury Bill                                                5.2              5.3              0.1            53.0
1 Year Treasury Bill                                                 5.9              5.9              0.6             9.8

---------------

       1)  With income reinvested.
       2)  Annualized standard deviation of monthly return.
       3)  The Fund's inception was 12/27/94; its annualized total return through 12/31/98 was 6.4%.
       4)  Net of management fee waived and after expense reimbursement by manager: 1.67%, 1.20%, 1.22%, and 1.20% of average net assets from 1995 through 1998 respectively.
       5)  After all expenses.

--------------------------------------------------------------------------------

________________________________________________________________________________

                       GROWTH OF $10,000 SINCE INCEPTION
          ECLIPSE ULTRA SHORT TERM INCOME FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Ultra Short Term Income    1 Yr T-Bill
Dec-94                          10,000        10,000
Mar-95                          10,200        10,250
Jun-95                          10,453        10,473
Sep-95                          10,556        10,622
Dec-95                          10,784        10,809
Mar-96                          10,890        10,926
Jun-96                          11,018        11,069
Sep-96                          11,191        11,239
Dec-96                          11,375        11,421
Mar-97                          11,501        11,551
Jun-97                          11,707        11,763
Sep-97                          11,903        11,954
Dec-97                          12,083        12,118
Mar-98                          12,265        12,292
Jun-98                          12,448        12,463
Sep-98                          12,708        12,724
Dec-98                          12,842        12,833

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1998
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.5861
Short-term capital gain dividends                                                                            --
Long-term capital gain dividends                                                                             --
                                                                                                          ---------
Total 1998 dividends                                                                                      $  0.5861
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________
4

 REVIEW OF ECLIPSE BALANCED FUND
 EBALX

Eclipse Balanced Fund ended the year with a disappointing total return of 8.0%. The Lipper Balanced Fund Index had a total return of 15.1%. Large capitalization stocks continued to reward investors handsomely; the S&P 500 Index's total return was 28.6%. However, within the Index there was a large disparity between growth stocks and value stocks as represented by the S&P Barra Growth Index with a total return of 42.2%, and the S&P Barra Value Index's total return of 14.7%.

High-valuation, high-future-growth stocks did not meet our value-investing criteria, so we did not buy them. We continued to select stocks that generally have low relative valuations with improving fundamental trends. This approach employs "bottom up" fundamental analysis using quantitative techniques. A "bottom up" method means that we select individual stocks, not an industry group. Each stock must meet our investment criteria.

Retail and utility stocks were among the Fund's largest industry holdings. Low interest rates buoyed consumer confidence and spending, which, in turn, helped retail stocks attain higher revenues and earnings. The Fund ended the year with a larger utility position than it had a year earlier. The position increased because of both stock price appreciation and additional purchases. "Success stories" include the Fund's purchases of McKesson Corporation and Best Buy Company. McKesson, the nation's largest distributor of drugs and toiletries, acquired other wholesalers and remained profitable. The stock has doubled since we first purchased it in April, 1997. Best Buy sells consumer electronics, appliances, and home office equipment through its chain of stores. The company benefited from the robust economy, as well as from good management and inventory controls, and the stock has tripled in price since the beginning of 1998.

Investment grade corporate bonds were out of favor because of global uncertainty. The Russian devaluation and concerns about Asia's future financial stability caused investors to seek the safest bond investment, namely US Treasuries. This flight to quality fueled long term Treasuries to a 13.5% total return for the year. While the Fund owned some Treasuries, most of the investments were in investment grade bonds, which produced a total return of 8.6%. Our benchmark index had a total return of 8.5%. The bond portfolio had a duration of 4.8 years and an average quality rating of A.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/98                                  % OF ENTIRE
                                                                       PORTFOLIO
------------------------------------------------------------

Finance                                            15.8%
Utilities                                          13.6
Retail Trade                                       13.1
Producer Manufacturing                              7.2
Health Services                                     5.9

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1998

                                                                   ANNUALIZED TOTAL RETURN(1)

                                                          1 YEAR     3 YEARS     5 YEARS    INCEPTION(2)    RISK(3)     RETURN/RISK
----------------------------------------------------------------------------------------------------------------------------------
Eclipse Balanced Fund(4,5)                                    8.0%       14.6%       13.1%        12.5%          7.5%         1.7
Lipper Balanced Fund Index(4)                                15.1        16.1        13.9         13.0           8.4          1.6
Merrill Lynch Corporate & Govt 1-9.99 Years Bond Index        8.5         6.8         6.7          8.5           3.2          2.7
Standard & Poor's 500 Index                                  28.6        28.2        24.1         18.5          13.3          1.4
3 Month Treasury Bill                                         5.2         5.3         5.2          5.6           0.5         11.2

---------------

       1)  With income reinvested.
       2)  May 1, 1989 to December 31, 1998.
       3)  Annualized standard deviation of monthly return.
       4)  After all expenses.
       5)  Net of management fee waived equivalent to 0.8% of average net assets from 1989 through 1992, 0.5%, 0.4%, 0.3%, 0.2%,
           0.2%, and 0.1% from 1993 through 1998, respectively. Returns are also net of reimbursed expenses equivalent to 0.84% of average net assets in 1989 and 0.05% of average net assets in 1990.

--------------------------------------------------------------------------------

________________________________________________________________________________

                       GROWTH OF $10,000 SINCE INCEPTION
                  ECLIPSE BALANCED FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Eclipse Balanced      Lipper Balanced Index
Apr-89                  10,000                     10,000
Dec-89                  10,445                     11,139
Dec-90                  10,596                     11,211
Dec-91                  12,812                     14,107
Dec-92                  14,353                     15,159
Dec-93                  16,803                     16,971
Dec-94                  16,807                     16,624
Dec-95                  20,673                     20,760
Dec-96                  23,344                     23,461
Dec-97                  28,803                     28,166
Dec-98                  31,116                     32,482

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

In the chart above we have eliminated the S&P 500 Index because it measures only stocks, while Eclipse Balanced Fund invests in both stocks and bonds. Based on an initial value of $10,000 on April 30, 1989, Eclipse Balanced Fund's ending value was $31,116, the ending value of the Lipper Balanced Fund Index was $32,482, and the ending value of the S&P 500 Index was $51,450.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1998
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.6116
Short-term capital gain dividends                                                                            0.0081
Long-term capital gain dividends                                                                             1.9120
                                                                                                          ---------
Total 1998 dividends                                                                                      $  2.5317
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________
6

 REVIEW OF ECLIPSE MID CAP VALUE FUND
 (FORMERLY ECLIPSE GROWTH AND INCOME FUND)
 EGCIX

Eclipse Mid Cap Value Fund was up 10.4% this year. The Fund's performance was in line with the Russell Midcap Index at 10.1% and ahead of the Russell Midcap Value Index which rose 5.1%. However, the Fund underperformed both the Lipper Growth and Income Fund Index which rose 13.6%, and the S&P 500 Index which returned 28.6%.

The Fund's performance reflects the following reality: the equity market's strong showing in 1998 was confined to a narrow group of relatively high-valuation technology stocks with high expected future growth rates. Because these stocks did not meet our criteria, we did not purchase them. Consequently the Fund did not participate in these unusually strong returns.

There are two basic investment styles: value and growth. Growth companies tend to have higher valuations (higher price/earnings ratios, price/cash flow ratios, price/revenue multiples), while value companies have lower valuations. The performance of one style vis-a-vis the other varies, often according to the current stage of the economic and business cycle. The S&P Barra Value and Growth Indexes divide the stocks within the S&P 500 Index into two groups, value and growth. The S&P Barra Growth Index had a total return of 42.2%, while the S&P Barra Value Index rose only 14.7%, a difference of 27.5 percentage points.

A QUANTITATIVE APPROACH

We use a quantitative approach to economic measures in selecting relatively undervalued equities. We do not forecast earnings or estimate future growth rates. Our valuation methods show that the current growth-oriented technology and health services sectors have relatively high valuations and low profitability. We do not know when, if ever, companies in those sectors will meet the growth rates implied by current valuations. In fact, the operating earnings for the S&P 500 Index fell in 1998 for the first time since 1991. The consistent application of our valuation method causes us to maintain a portfolio of relatively undervalued and highly profitable companies.

We select stocks based on their individual investment merit. The stocks we buy usually have low relative valuations and strong current operating characteristics. Valuations are relatively low because the market believes the company does not have strong growth prospects.
The Fund may have high concentrations in some industries, not because of a decision to invest in them, but by default. Often companies in the same industry experience a weak business cycle at the same time. The weak cycle results in slower growth rates and correspondingly lower valuations. The nature of our value oriented selection process may, therefore, lead us to invest in many companies within one sector.

In 1997 financial stocks comprised approximately 20% of the portfolio; in 1998 this declined to 7%. The Fund has about 17% of its portfolio invested in Retail Trade and 10% in Utilities. Our Utilities position increased during the year, both as a result of new purchases, and appreciation of current holdings.

Two of the Fund's holdings that did particularly well were Apple Computer and McKesson Corporation. Apple is a well known comeback story. In the early 1990s Apple lost market share to Microsoft, as new software applications were being written to work with Windows, but not with Apple's operating system. We bought the stock in late 1997 and early 1998 because the valuations were low and there were changes in the business. Management had changed, and the company discounted old inventory and introduced a new product--the successful "I-Mac" Macintosh Computer. This operating momentum led to strong profitability and, consequently, strong stock price performance.

McKesson Corporation is the U.S.' leading domestic drug wholesaler. It acquired other wholesalers, realizing economies of scale and lower costs. Moreover, the company is aggressive in winning new business. We purchased this stock at a relatively attractive valuation, based on the fundamental characteristics of its business. The stock subsequently performed well.

VALUATION

We use valuation measures to compare companies. We assess a company's economic value by relating accounting data (revenues, earnings, etc.) to the current stock price and comparing the company to a large universe of companies in our data base. Our goal is to pay a low price for a company based on revenues and earnings, among other measures.

________________________________________________________________________________

The table below shows several valuation measures comparing the stocks in Eclipse Mid Cap Value Fund with those in the Russell Mid Cap Index and the S&P 500 Index measured at the end of the year.

----------------------------------------------------

                      ECLIPSE MID CAP    RUSSELL MID CAP     S&P 500
                           VALUE              INDEX           INDEX
     ------------------------------------------------------------
Price/Sales                    0.7                3.9             2.8
Price/Earnings                19.6               29.8            32.3
Price/Book Value               2.5                4.2             7.4

The table indicates that stocks in the S&P 500 Index are four times as expensive as the stocks in the Eclipse Mid Cap Value Fund with respect to sales, more than 60% as expensive in terms of earnings and almost three times as expensive in terms of book value ratios. The stocks in the Russell Mid Cap Index are also more expensive than those in Eclipse on these measures.

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/98                               % OF PORTFOLIO
------------------------------------------------------------

Retail Trade                                       17.4%
Producer Manufacturing                             12.0
Utilities                                          10.5
Health Services                                    10.4
Commercial Services                                 7.0

----------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1998

                                                                           ANNUALIZED TOTAL RETURN(1)

                                                                         1 YEAR     3 YEARS     RISK(2)     RETURN/RISK
------------------------------------------------------------------------------------------------------------------------
Eclipse Mid Cap Value Fund(3,4)                                             10.4%       21.4%       15.1%         1.4
Russell Mid Cap Index                                                       10.1        19.1        16.5          1.2
Standard & Poor's 500 Index                                                 28.6        28.2        16.0          1.8
3 Month Treasury Bill                                                        5.2         5.3         0.1         53.0

---------------

       1)  With income reinvested.
       2)  Annualized standard deviation of monthly return.
       3)  The Fund's inception was 12/27/94; its annualized total return through 12/31/98 was 22.7%.
       4)  Net of management fee waived and after expense reimbursement by manager: 0.95%, 0.67%, 0.16%, and 0.06% of average net assets from 1995 through 1998, respectively.

--------------------------------------------------------------------------------

________________________________________________________________________________
8

                       GROWTH OF $10,000 SINCE INCEPTION
               ECLIPSE MID CAP VALUE FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Eclipse Mid Cap Value      Russell Mid Cap Index
Dec-94                       10,000                     10,000
Mar-95                       10,460                     11,041
Jun-95                       11,271                     11,965
Sep-95                       12,212                     13,025
Dec-95                       12,684                     13,445
Mar-96                       13,395                     14,254
Jun-96                       13,746                     14,656
Sep-96                       14,076                     15,115
Dec-96                       15,526                     16,000
Mar-97                       15,699                     15,869
Jun-97                       17,772                     18,021
Sep-97                       20,176                     20,414
Dec-97                       20,566                     20,641
Mar-98                       23,612                     22,871
Jun-98                       23,835                     22,526
Sep-98                       20,454                     19,187
Dec-98                       22,700                     22,725

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

In the chart above, we have replaced the Lipper Growth & Income Fund Index with the Russell Mid Cap Index because the Russell Index is more reflective of the stocks in the Eclipse portfolio. We have eliminated the Standard & Poor's 500 Index because it is not reflective of the stocks in which Eclipse Mid Cap Value Fund invests. Based on an initial value of $10,000 on December 31, 1994, at the end of 1998 the Lipper Growth and Income Fund Index was $22,805, the Russell Mid Cap Index was $22,725, the S&P 500 was $29,006, and Eclipse Mid Cap Value Fund was $22,700.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1998
--------------------------------------------------------------------------------

Income dividends                                                                                          $  0.0589
Short term capital gain dividends                                                                            0.0863
Long term capital gain dividends                                                                             1.7019
                                                                                                          ---------
Total 1998 dividends                                                                                      $  1.8471
                                                                                                          ---------
                                                                                                          ---------

--------------------------------------------------------------------------------

________________________________________________________________________________

 REVIEW OF ECLIPSE SMALL CAP VALUE FUND
 (FORMERLY ECLIPSE EQUITY FUND)
 EEQFX

Eclipse Small Cap Value Fund had a total return of 3.4% in 1998. Large capitalization stocks and growth stocks both had another stellar year. However, the Fund invests in small capitalization, value companies, neither of which groups did well in 1998. Nonetheless, within the small cap and value investment universes, the Fund outperformed the Russell 2000 Value Index which was down 6.5% and the total Russell 2000 Index which was down 2.6%.

Equity markets were very volatile in 1998. August was the "cruelest month" with Eclipse Small Cap Value Fund falling 17.2%, its worst ever monthly decline. The Russell 2000 Index did even worse, falling 19.5%. Most domestic stock indexes were down more than 14% that month.

Large capitalization stocks significantly outperformed small capitalization stocks. Large capitalization stocks, represented by the Russell 1000 Index, were up 27.0%; small capitalization stocks, represented by the Russell 2000 Index, were down 2.6%. Small stocks struggled throughout the year. They outperformed large capitalization stocks in only one month, and by only a small margin. The stronger relative performance is primarily due to a small group of stocks, such as Microsoft, Apple Computer, Ascend Communications, Dell Computer, Lucent Technology, and other technology-related companies.

There are two basic investment styles--value and growth. Growth companies tend to have higher valuations, while value companies tend to have lower valuations. Relative performance varies, often according to the current stage of the economic cycle. Growth companies generally do well during stronger economic cycles when investors are willing to take more risk; investors often prefer value stocks when there is more uncertainty in the economic environment. Using the Russell indexes to measure these sectors, we see that the Russell 2000 Growth Index with a return of +0.80% substantially outperformed the Russell 2000 Value Index which had a -8.5% return.

We continue to select stocks based on their individual investment merit. Often stocks within the same industry may experience difficult business conditions simultaneously, leading to relative undervaluation for the group. The Fund held large positions in the Finance, Retail Trade and Producer Manufacturing industries, and we increased our position in Utilities. Although the Fund may hold large positions in a particular industry, the companies within that industry are often diverse. For example, the finance sector includes banks, brokerage firms, leasing companies, and both property-casualty and life insurance companies. The Fund's holdings consisted primarily of small insurance and leasing companies.

Atlantic Coast Airlines, Egghead, and Champion Enterprises were among the Fund's strongest performers. The Fund has held each of these stocks a long time. For example, it purchased Atlantic Coast Airlines in June, 1996, when the company was known as "United Express," and now the stock has more than a 200% total return. When we bought the stock, the company had relatively strong and improving operating characteristics and was also relatively undervalued on various measures. Asset turnover (sales divided by average assets) continued to improve. The market ultimately recognized the company's improvement in profitability and the price of the stock rose. We bought Champion Enterprises, which makes manufactured homes, in 1994. This company also had strong operating performance, which led to a higher stock price. We bought this stock at $6 1/2; at the end of the year it was selling at $27.

The table below gives comparative valuation data for Eclipse Small Cap Value Fund and the Russell 2000 Index in 1998 and shows why we believe the stocks we buy are cheap relative to the market. Stocks in the Russell 2000 Index are over five times more expensive as the stocks in Eclipse Small Cap Value Fund with respect to sales, more than 50% as expensive in terms of earnings and twice as expensive based on price-to-book value.

----------------------------------------------------

                                                   RUSSELL
                        ECLIPSE SMALL CAP VALUE     2000
------------------------------------------------------------
Price/Sales                          0.8                4.2
Price/Earnings                      18.4               30.5
Price/Book Value                     2.2                4.5

----------------------------------------------------

LARGEST INDUSTRY HOLDINGS--12/31/98                               % OF PORTFOLIO
------------------------------------------------------------

Finance                                            12.7%
Consumer Durables                                  11.7
Retail Trade                                       11.0
Producer Manufacturing                              9.3
Commercial Services                                 9.0

----------------------------------------------------

________________________________________________________________________________
10

--------------------------------------------------------------------------------

PERFORMANCE AND RISK DATA
PERIODS ENDING DECEMBER 31, 1998

                                                                     ANNUALIZED TOTAL RETURN(1)

                                                     1 YEAR     3 YEARS     5 YEARS      10 YEARS    INCEPTION(2)    RISK(3)
------------------------------------------------------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(4)                          3.4%       21.4%       15.3%        14.2%         12.6%         12.8%
Lipper Small Cap Index(5)                               (0.9)        9.3        11.3         13.2          11.2          18.2
Standard & Poor's Small Cap 600 Index                   (1.3)       14.6        13.2         13.2          10.3          18.6
Russell 2000 Index                                      (2.6)       11.6        11.9         12.9          10.9          18.6
Standard & Poor's 500 Index                             28.6        28.2        24.1         19.2          16.7          14.8
3 Month Treasury Bill                                    5.2         5.3         5.2          5.7           5.9           0.5


                                                    RETURN/RISK
------------------------------------------------------------------------------
Eclipse Small Cap Value Fund(4)                           1.0
Lipper Small Cap Index(5)                                 0.6
Standard & Poor's Small Cap 600 Index                     0.6
Russell 2000 Index                                        0.6
Standard & Poor's 500 Index                               1.1
3 Month Treasury Bill                                    11.8

---------------

       1)  With income reinvested.
       2)  Data shown are from 1/31/87. The Fund's inception was 1/12/87; its annualized total return through 12/31/98 was 12.6.%.
       3)  Annualized standard deviation of monthly return.
       4)  Net of management fee waived in 1987 equivalent to 0.1% of average net assets.
       5)  After all expenses.

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 SINCE INCEPTION
              ECLIPSE SMALL CAP VALUE FUND WITH INCOME REINVESTED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Eclipse Small Cap Value      Lipper Small Cap Index     Russell 2000 Index
Jan-87                         10,000                      10,000                 10,000
Dec-87                          9,704                       8,590                  8,172
Dec-88                         10,936                      10,337                 10,206
Dec-89                         12,732                      12,514                 11,864
Dec-90                         10,994                      10,790                  9,550
Dec-91                         14,421                      16,026                 13,947
Dec-92                         17,215                      17,819                 16,515
Dec-93                         20,143                      20,835                 19,638
Dec-94                         19,185                      20,734                 19,280
Dec-95                         22,964                      27,290                 24,763
Dec-96                         29,821                      31,211                 28,848
Dec-97                         39,748                      35,898                 35,299
Dec-98                         41,104                      35,586                 34,400

All returns represent past performance, which are not predictive of future results. Investment returns and share price will vary and shares, when redeemed, may be worth more or less than their cost.

Because Eclipse Small Cap Value Fund invests primarily in smaller capitalization stocks, in the chart above, we have replaced the Standard & Poor's 500 Index, a large-capitalization index, with the Russell 2000 Index, a small-capitalization stock index. Both Eclipse Small Cap Value Fund and the Lipper Small Cap Index returns are shown net of expenses and transaction costs; in most cases indexes do not have expenses or transaction costs deducted from their returns. Based on an initial value of $10,000 on January 31, 1987, at the end of 1998 the value of the Lipper Small Cap Index was $35,586, Eclipse Small Cap Value Fund was $41,104, the Russell 2000 Index was $34,400, and the Standard & Poor's 500 Index was $62,691.

--------------------------------------------------------------------------------

PER SHARE DIVIDEND INFORMATION--1998
--------------------------------------------------------------------------------

Income dividends                                                                                          $  --
Short-term capital gain dividends                                                                            0.0668
Long term capital gain dividends                                                                             2.6112
                                                                                                          ---------
Total 1998 dividends                                                                                      $  2.6780

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE ULTRA SHORT TERM INCOME FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1998
--------------------------------------------------------------------------------

                           U.S.CORPORATE BONDS 79.82%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

COMMERCIAL SERVICES 1.16%
Donnelley (R.R.) & Son Notes, 6.34%, due 06/21/00           $  100,000  $  101,414
                                                                        ----------
CONSUMER DURABLES 2.32%
Eastman Kodak Company Notes, 7.25%, due 07/01/99               100,000     100,948
Mattel, Inc. Notes, 6.75%, due 05/15/00                        100,000     101,438
                                                                        ----------
                                                                           202,386
                                                                        ----------
CONSUMER NON-DURABLES 6.94%
Coca-Cola Enterprises Inc. Notes, 7.00%, due 11/15/99          150,000     152,174
Heinz (H.J.) Company Notes, 6.75%, due 10/15/99                300,000     303,757
PepsiCo, Inc. Notes, 6.25%, due 09/01/99                       103,000     103,733
PepsiCo, Inc. Notes, 6.80%, due 05/15/00                        45,000      45,861
                                                                        ----------
                                                                           605,525
                                                                        ----------
CONSUMER SERVICES 6.15%
Disney (Walt) Company Sr. Notes, 6.375%, due 03/30/01          300,000     309,036
Gannett Co., Inc. Sr. Notes, 5.85%, due 05/01/00               200,000     201,624
Service Corporation International Sr. Notes, 6.375%, due
 10/01/00                                                       25,000      25,314
                                                                        ----------
                                                                           535,974
                                                                        ----------
ELECTRONIC TECHNOLOGY 1.17%
IBM Corporation Notes, 6.375%, due 06/15/00                    100,000     101,572
                                                                        ----------
ENERGY MINERALS 3.73%
Burlington Resources, Inc. Notes, 6.875%, due 08/01/99         200,000     201,363
Texaco Capital Inc. Guaranteed Notes, 9.00%, due 12/15/99      120,000     124,139
                                                                        ----------
                                                                           325,502
                                                                        ----------
FINANCE 23.50%
American Express Credit Corporation Notes, 6.125%, due
 06/15/00                                                      140,000     141,452
American General Finance Corporation Notes, 7.125%, due
 12/01/99                                                      100,000     101,462
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
FINANCE (CONT'D)
American General Finance Corporation Sr. Notes, 6.125%,
 due 09/15/00                                               $   90,000  $   90,895
Commercial Credit Group, Inc. Sr. Notes, 5.75%, due
 07/15/00                                                      100,000     100,555
Fleet Financial Group, Inc. Notes, 7.125%, due 05/01/00        200,000     203,869
Ford Motor Credit Company Notes, 6.85%, due 08/15/00           200,000     204,441
Household Finance Corporation Notes, 6.375%, due 06/30/00      175,000     176,964
International Lease Finance Corporation Notes, 5.75%, due
 01/15/99                                                      150,000     150,001
John Deere Capital Corporation Notes, 6.15%, due 08/01/00      200,000     201,330
John Deere Capital Corporation Notes, 6.23%, due 10/18/00      200,000     201,767
Merrill Lynch & Co., Inc. Notes, 6.375%, due 03/30/99          100,000     100,178
Merrill Lynch & Co., Inc. Sr. Notes, 7.75%, due 03/01/99       100,000     100,314
Norwest Financial, Inc. Notes, 5.125%, due 04/15/00            135,000     134,512
Norwest Financial, Inc. Sr. Notes, 6.25%, due 03/15/99          40,000      40,048
Wachovia Corporation Notes, 7.00%, due 12/15/99                100,000     101,495
                                                                        ----------
                                                                         2,049,283
                                                                        ----------
HEALTH TECHNOLOGY 6.24%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                      200,000     205,535
Becton Dickinson & Company Notes, 9.95%, due 03/15/99          100,000     100,895
Lilly (Eli) & Company Notes, 6.75%, due 11/15/99                50,000      50,683
Upjohn Company Notes, 5.875%, due 04/15/00                     185,000     186,642
                                                                        ----------
                                                                           543,755
                                                                        ----------
NON-ENERGY MINERALS 2.61%
Alcan Aluminum Corporation Guaranteed Notes, 7.25%, due
 12/15/99                                                       75,000      76,325

________________________________________________________________________________
12

                                            ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
NON-ENERGY MINERALS (CONT'D)
Alcan Aluminum Corporation Ltd. Notes, 5.875%, due
 04/01/00                                                   $  150,000  $  151,375
                                                                        ----------
                                                                           227,700
                                                                        ----------
PROCESS INDUSTRIES 2.78%
International Paper Company Notes, 6.875%, due 07/10/00        100,000     101,383
Monsanto Company Notes, 6.00%, due 07/01/00                    140,000     141,113
                                                                        ----------
                                                                           242,496
                                                                        ----------
PRODUCER MANUFACTURING 4.03%
Ingersoll-Rand Company Notes, 6.17%, due 11/17/99              200,000     200,995
Xerox Corporation Notes, 5.50%, due 11/15/03                   150,000     150,614
                                                                        ----------
                                                                           351,609
                                                                        ----------
RETAIL TRADE 9.32%
Dayton Hudson Corporation Notes, 7.50%, due 03/01/99           200,000     200,604
Dillard Department Stores Inc. Notes, 7.375%, due 06/15/99     200,000     201,381
Rite Aid Corporation Notes, 6.70%, due 12/15/01                100,000     102,642
Sears, Roebuck & Company Notes, 6.24%, due 11/15/99            125,000     125,830
Sears Roebuck Acceptance Corporation Notes, 6.50%, due
 06/15/00                                                       50,000      50,609

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
RETAIL TRADE (CONT'D)
Wal-Mart Stores Notes, 6.75%, due 05/15/02                  $  125,000  $  131,720
                                                                        ----------
                                                                           812,786
                                                                        ----------
TRANSPORTATION 1.79%
Norfolk Southern Corporation Notes, 6.95%, due 05/01/02        150,000     156,161
                                                                        ----------
UTILITIES 8.08%
Cincinnati Gas & Electric Notes, 5.80%, due 02/15/99           100,000     100,041
MCI Communications Corporation Notes, 6.25%, due 03/23/99      200,000     200,200
New England Telephone & Telegraph Notes, 6.15%, due
 09/01/99                                                       50,000      50,306
Ohio Bell Telephone Company Notes, 5.75%, due 05/01/00         100,000     100,855
Sonat, Inc. Notes, 9.50%, due 08/15/99                          50,000      51,099
TCI Communications, Inc. Notes, 7.25%, due 06/15/99            200,000     201,798
                                                                        ----------
                                                                           704,299
                                                                        ----------
Total U.S. Corporate Bonds
 (Cost $6,968,258)                                                      $6,960,462
                                                                        ----------

                            FEDERAL AGENCIES 16.52%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

Federal Home Loan Banks (V.R.), 4.986%, due 04/01/99        $  200,000  $  199,890
Federal Home Loan Discount Note, due 05/27/99                  200,000     196,028
Federal National Mortgage Association (V.R.), 5.028%, due
 01/21/99                                                      200,000     199,987
Federal National Mortgage Association (V.R.), 4.696%, due
 07/26/99                                                      150,000     149,536
                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Federal National Mortgage Association, 6.50%, due 02/25/00  $  139,776  $  139,685
Federal National Mortgage Association, 6.00%, due 04/25/19     108,883     108,665
Student Loan Marketing Association (V.R.), 4.696%, due
 07/12/99                                                      200,000     199,534

________________________________________________________________________________

ECLIPSE ULTRA SHORT TERM INCOME FUND
--------------------------------------------------------------------------------

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)
Student Loan Marketing Association (V.R.), 4.898%, due
 03/07/01                                                   $  250,000  $  247,623
                                                                        ----------
Total Federal Agencies
 (Cost $1,443,417)                                                      $1,440,948
                                                                        ----------

                          SHORT-TERM INVESTMENTS 2.61%

                                                               FACE       VALUE
                                                              AMOUNT     (NOTE 1)

REPURCHASE AGREEMENTS 2.61%
State Street Bank and Trust Company, 3.50%, due 01/04/99
 (Collateralized by $230,000 U.S. Treasury Note, 7.75%,
 due 12/31/99)                                              $  227,778  $  227,778
                                                                        ----------
                                                                          VALUE
                                                                         (NOTE 1)
Total Short-Term Investments
 (Cost $227,778)                                                        $  227,778
                                                                        ----------

--------------------------------------------------------------------------------

Total Investments (98.95%)
 (Cost $8,639,453+)                                                     $8,629,188
Cash and Other Assets in Excess of Liabilities (1.05%)                      91,387
                                                                        ----------
Net Assets (100.00%) 869,387 shares outstanding (Note 3)                $8,720,575
                                                                        ----------
                                                                        ----------
Net Asset Value, offering and redemption price per share                    $10.03
                                                                        ----------
                                                                        ----------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $22,194 and $32,459, respectively.
     See notes to financial statements.

________________________________________________________________________________
14

               STATEMENT OF NET ASSETS--DECEMBER 31, 1998  ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                              COMMON STOCKS 57.66%

                                                                          VALUE
                                                              SHARES    (NOTE 1)

COMMERCIAL SERVICES 2.96%
Jacobs Engineering Group Inc.*                                 11,200  $   456,400
SuperValu Inc.                                                 78,900    2,209,200
Sysco Corporation                                              42,000    1,152,375
                                                                       -----------
                                                                         3,817,975
                                                                       -----------
CONSUMER DURABLES 3.37%
DaimlerChrysler AG*                                             8,479      814,514
General Motors Corporation                                     37,300    2,669,281
International Game Technology                                  35,200      855,800
                                                                       -----------
                                                                         4,339,595
                                                                       -----------
CONSUMER NON-DURABLES 2.55%
IBP, Inc.                                                      77,600    2,260,100
Liz Claiborne, Inc.                                            32,300    1,019,469
                                                                       -----------
                                                                         3,279,569
                                                                       -----------
CONSUMER SERVICES 2.30%
Darden Restaurants, Inc.                                       45,100      811,800
Knight-Ridder, Inc.                                            23,800    1,216,775
Viacom Inc. Class B*                                           12,600      932,400
                                                                       -----------
                                                                         2,960,975
                                                                       -----------
ELECTRONIC TECHNOLOGY 1.86%
Alliant Techsystems Inc.*                                       4,300      354,481
Apple Computer, Inc.*                                          22,400      917,000
Avnet, Inc.                                                    18,800    1,125,650
                                                                       -----------
                                                                         2,397,131
                                                                       -----------
ENERGY MINERALS 1.18%
Lyondell Chemical Company                                      84,300    1,517,400
                                                                       -----------
FINANCE 4.64%
Allstate Corporation (The)                                     23,600      911,550
Bear Stearns Companies Inc. (The)                              39,869    1,490,104
CNA Financial Corporation                                      32,700    1,316,175
Cincinnati Financial Corporation                               19,300      706,862
First Union Corporation                                         5,184      315,252
TIG Holdings, Inc.                                              8,700      135,394
Transamerica Corporation                                        9,600    1,108,800
                                                                       -----------
                                                                         5,984,137
                                                                       -----------
HEALTH SERVICES 5.87%
Aetna Inc.                                                     30,700    2,413,788
Bergen Brunswig Corporation Class A                            73,200    2,552,850
McKesson Corporation                                           14,000    1,106,875
                                                                          VALUE
                                                              SHARES    (NOTE 1)
HEALTH SERVICES (CONT'D)
PacifiCare Health Systems, Inc. Class B*                       18,800  $ 1,494,600
                                                                       -----------
                                                                         7,568,113
                                                                       -----------
INDUSTRIAL SERVICES 0.59%
Fluor Corporation                                              17,900      761,869
                                                                       -----------
NON-ENERGY MINERALS 1.91%
ASARCO Incorporated                                            14,600      219,913
LTV Corporation (The)                                          41,700      242,381
Phelps Dodge Corporation                                       39,400    2,004,475
                                                                       -----------
                                                                         2,466,769
                                                                       -----------
PROCESS INDUSTRIES 2.70%
Dow Chemical Company (The)                                      7,900      718,406
Lubrizol Corporation (The)                                     15,900      408,431
Westvaco Corporation                                           87,500    2,346,094
                                                                       -----------
                                                                         3,472,931
                                                                       -----------
PRODUCER MANUFACTURING 6.56%
Crown Cork & Seal Company, Inc.                                63,500    1,956,594
Deere & Company                                                65,400    2,166,375
Eaton Corporation                                              31,300    2,212,519
Johnson Controls, Inc.                                         15,400      908,600
Pitney Bowes Inc.                                              18,200    1,202,337
                                                                       -----------
                                                                         8,446,425
                                                                       -----------
RETAIL TRADE 10.73%
BJ's Wholesale Club, Inc.*                                      7,300      338,081
Best Buy Co., Inc.                                             18,300    1,123,163
Burlington Coat Factory Warehouse Corporation                  24,240      395,415
Circuit City Stores-Circuit City Group                         10,700      534,331
Costco Companies, Inc.*                                        17,400    1,256,062
Dayton Hudson Corporation                                      21,600    1,171,800
Dillard's, Inc. Class A                                        34,900      990,287
Food Lion, Inc. Class A                                        80,700      857,437
Kmart Corporation*                                             46,600      713,563
Kroger Company (The)*                                          22,800    1,379,400
Limited, Inc. (The)                                            56,000    1,631,000
Longs Drug Stores Corporation                                  12,900      483,750
Tandy Corporation                                               4,900      201,819
Toys "R" Us, Inc.*                                             75,300    1,270,688
Winn-Dixie Stores, Inc.                                        33,000    1,480,875
                                                                       -----------
                                                                        13,827,671
                                                                       -----------
TECHNOLOGY SERVICES 0.99%
Ingram Micro, Inc. Class A*                                    23,800      830,025

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                                          VALUE
                                                              SHARES    (NOTE 1)
TECHNOLOGY SERVICES (CONT'D)
Tech Data Corporation*                                         11,200  $   450,800
                                                                       -----------
                                                                         1,280,825
                                                                       -----------
TRANSPORTATION 2.71%
AMR Corporation*                                               36,800    2,185,000
Northwest Airlines Corporation Class A*                        51,200    1,308,800
                                                                       -----------
                                                                         3,493,800
                                                                       -----------
UTILITIES 6.74%
Edison International                                           66,600    1,856,475

                                                                          VALUE
                                                              SHARES    (NOTE 1)
UTILITIES (CONT'D)
Energy East Corporation                                        12,300  $   694,950
Niagara Mohawk Power Corporation*                             138,600    2,234,925
Telephone and Data Systems, Inc.                               39,500    1,775,031
UtiliCorp United Inc.                                          57,900    2,124,207
                                                                       -----------
                                                                         8,685,588
                                                                       -----------
Total Common Stocks
 (Cost $66,981,305)                                                    $74,300,773
                                                                       -----------

                          U.S. CORPORATE BONDS 35.11%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

COMMERCIAL SERVICES 0.97%
SuperValu Inc. Notes, 7.25%, due 07/15/99                  $  450,000  $   453,768
SuperValu Inc. Notes, 7.80%, due 11/15/02                     200,000      214,525
Sysco Corporation Sr. Notes, 6.50%, due 06/15/05              500,000      530,194
Sysco Corporation Sr. Notes, 7.00%, due 05/01/06               45,000       49,267
                                                                       -----------
                                                                         1,247,754
                                                                       -----------
CONSUMER DURABLES 0.78%
General Motors Corporation Notes, 7.00%, due 06/15/03         700,000      738,538
General Motors Corporation Notes, 7.10%, due 03/15/06         250,000      271,627
                                                                       -----------
                                                                         1,010,165
                                                                       -----------
CONSUMER NON-DURABLES 2.55%
Anheuser-Busch Companies, Inc. Notes, 8.75%, due 12/01/99      50,000       51,524
Coca-Cola Enterprises, Inc. Notes, 7.875%, due 02/01/02       200,000      213,373
Coca-Cola Enterprises, Inc. Notes, 6.625%, due 08/01/04       100,000      105,023
Heinz (H.J.) Company Notes, 6.75%, due 10/15/99               200,000      202,505
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
CONSUMER NON-DURABLES (CONT'D)
Heinz (H.J.) Company Notes, 6.875%, due 01/15/03           $  100,000  $   106,289
Hershey Foods Corporation Notes, 6.70%, due 10/01/05          250,000      267,678
Hertz Corporation Sr. Notes, 7.00%, due 04/15/01              300,000      308,472
PepsiCo, Inc. Notes, 6.80%, due 05/15/00                      340,000      346,504
Phillip Morris Companies Inc. Notes, 7.625%, due 05/15/02     100,000      106,055
RJR Nabisco, Inc. Sr. Notes, 7.625%, due 09/01/00             200,000      199,536
Sara Lee Corp. Notes, 6.00%, due 01/15/08                   1,200,000    1,221,749
Seagram (Joseph E) & Sons Guaranteed Notes, 7.00%, due
 04/15/08                                                     150,000      151,852
                                                                       -----------
                                                                         3,280,560
                                                                       -----------
CONSUMER SERVICES 0.37%
Disney (Walt) Company (The) Notes, 6.375%, due 03/30/01       200,000      206,024
McDonald's Corporation Sr. Notes, 6.625%, due 09/01/05        255,000      264,407
                                                                       -----------
                                                                           470,431
                                                                       -----------

________________________________________________________ * NON-INCOME PRODUCING.
16

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
ELECTRONIC TECHNOLOGY 2.72%                                  AMOUNT     (NOTE 1)
Boeing Co. Notes, 6.35%, due 06/15/03                      $  500,000  $   515,977
IBM Corporation Notes, 6.375%, due 06/15/00                   450,000      457,073
IBM Corporation Notes, 7.25%, due 11/01/02                    300,000      320,226
Mattel, Inc. Notes, 7.30%, due 06/13/11                       800,000      899,375
Raytheon Company Notes, 6.50%, due 07/15/05                   950,000      998,869
Rockwell International Corporation Notes, 8.875%, due
 09/15/99                                                      50,000       51,211
Rockwell International Corporation Notes, 6.75%, due
 09/15/02                                                      50,000       52,296
Rockwell International Corporation Notes, 6.625%, due
 06/01/05                                                     200,000      212,688
                                                                       -----------
                                                                         3,507,715
                                                                       -----------
ENERGY MINERALS 0.64%
Exxon Capital Corporation Guaranteed Notes, 7.45%, due
 12/15/01                                                     300,000      317,763
Exxon Capital Corporation Guaranteed Notes, 6.625%, due
 08/15/02                                                     100,000      104,404
Exxon Capital Corporation Notes, 6.50%, due 07/15/99          300,000      301,821
Texaco Capital Inc. Guaranteed Notes, 6.875%, due
 07/15/99                                                     100,000      100,871
                                                                       -----------
                                                                           824,859
                                                                       -----------
FINANCE 11.11%
American Express Credit Corporation Notes, 6.125%, due
 06/15/00                                                     200,000      202,074
American General Finance Corporation Notes, 8.00%, due
 02/15/00                                                     200,000      205,233
Associates Corp. of North America Notes, 7.875%, due
 09/30/01                                                     100,000      105,978

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
FINANCE (CONT'D)
Associates Corp. of North America Notes, 6.375%, due
 10/15/02                                                  $  100,000  $   102,674
Associates Corp. of North America Notes, 6.875%, due
 11/15/08                                                     500,000      537,682
Associates Corp. of North America Sr. Notes, 6.50%, due
 08/15/02                                                     100,000      103,259
BankAmerica Corporation Notes, 7.125%, due 03/01/09           900,000      985,091
Beneficial Corporation Notes, 6.77%, due 08/26/04           1,000,000    1,039,320
Berkley (W.R.) Corporation Notes, 6.25%, due 01/15/06         500,000      493,135
CNA Financial Corporation Notes, 6.45%, due 01/15/08          650,000      641,404
Chrysler Financial Corporation Notes, 6.625%, due
 08/15/00                                                   1,250,000    1,274,640
Chubb Capital Corporation Guaranteed Notes, 6.875%, due
 02/01/03                                                      50,000       52,718
Chubb Corporation Notes, 8.75%, due 11/15/99                   20,000       20,201
Citigroup Inc. Notes, 6.125%, due 06/15/00                    300,000      303,110
Commercial Credit Group Inc. Notes, 8.25%, due 11/01/01       200,000      213,939
Commercial Credit Group Inc. Notes, 6.375%, due 09/15/02      200,000      204,795
Ford Holdings, Inc. Guaranteed Notes, 9.25%, due 03/01/00      50,000       52,012
Ford Motor Credit Company Notes, 8.00%, due 01/15/99          100,000      100,057
Ford Motor Credit Company Notes, 7.25%, due 05/15/99          350,000      352,150

________________________________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
FINANCE (CONT'D)
Ford Motor Credit Company Notes, 6.375%, due 09/15/99      $  700,000  $   704,335
Ford Motor Credit Company Notes, 8.375%, due 01/15/00         250,000      257,301
General Motors Acceptance Corporation Notes, 5.50%, due
 12/15/01                                                     100,000       99,154
Heller Financial, Inc. Notes, 7.875%, due 11/01/99            100,000      101,407
Hertz Corporation Sr. Notes, 7.375%, due 06/15/01             100,000      103,854
Household Finance Corporation Notes, 6.70%, due 06/15/02      100,000      103,168
Household Finance Corporation Notes, 7.65%, due 05/15/07       75,000       83,218
Household Finance Corporation Notes, 6.375%, due 08/01/10     500,000      513,199
International Lease Finance Corporation Notes, 6.875%,
 due 05/01/01                                                 250,000      256,917
Lehman Brothers Inc. Sr. Notes, 7.625%, due 06/01/06          350,000      373,422
Merrill Lynch & Co., Inc. Notes, 6.375%, due 03/30/99         200,000      200,355
Merrill Lynch & Co., Inc. Notes, 7.00%, due 01/15/07          700,000      710,688
Morgan (J.P.) & Co. Inc. Notes, 6.25%, due 02/15/11           300,000      305,971
Norwest Corporation Notes, 6.125%, due 10/15/00               500,000      505,307
Norwest Corporation Notes, 6.80%, due 05/15/02              1,100,000    1,140,747
Norwest Financial, Inc. Sr. Notes, 6.85%, due 07/15/09        125,000      134,757
Pitney-Bowes Credit Corporation Notes, 6.625%, due
 06/01/02                                                     200,000      207,374
Progressive Corporation Notes, 6.60%, due 01/15/04            150,000      153,884

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
FINANCE (CONT'D)
Progressive Corporation Notes, 7.30%, due 06/01/06         $  100,000  $   107,975
Salomon Smith Barney Holdings Notes, 7.00%, due 03/15/04      600,000      625,752
USL Capital Corporation Notes, 8.125%, due 02/15/00           475,000      487,955
Wachovia Corporation Notes, 6.375%, due 02/01/09              150,000      157,040
                                                                       -----------
                                                                        14,323,252
                                                                       -----------
HEALTH TECHNOLOGY 1.31%
American Home Products Corporation Notes, 7.70%, due
 02/15/00                                                     725,000      745,064
Lilly (Eli) & Company Notes, 8.125%, due 12/01/01             250,000      269,821
Upjohn Company Notes, 5.875%, due 04/15/00                    250,000      252,219
Warner-Lambert Company Notes, 6.625%, due 09/15/02            150,000      158,010
Warner-Lambert Company Notes, 6.00%, due 01/15/08             250,000      263,411
                                                                       -----------
                                                                         1,688,525
                                                                       -----------
INDUSTRIAL SERVICES 1.08%
Browning-Ferris Industries Inc. Sr. Notes, 6.10%, due
 01/15/03                                                     750,000      741,957
Lockheed Martin Corporation Guaranteed Notes, 7.25%, due
 05/15/06                                                     500,000      542,382
WMX Technologies Inc. Sr. Notes, 8.25%, due 11/15/99          100,000      101,969
                                                                       -----------
                                                                         1,386,308
                                                                       -----------
NON-ENERGY MINERALS 0.56%
Alcan Aluminum Corporation Guaranteed Notes, 7.25%, due
 12/15/99                                                     150,000      152,650

________________________________________________________________________________
18

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
NON-ENERGY MINERALS (CONT'D)
Weyerhaeuser Company Notes, 7.50%, due 03/01/13            $  500,000  $   563,988
                                                                       -----------
                                                                           716,638
                                                                       -----------
PROCESS INDUSTRIES 3.10%
Corning, Inc. Notes, 6.00%, due 08/15/03                    1,000,000    1,012,041
Engelhard Corporation Notes, 7.00%, due 08/01/01              125,000      129,177
International Paper Company Notes, 7.80%, due 03/18/99        175,000      175,690
International Paper Company Notes, 6.125%, due 11/01/03       600,000      600,265
James River Corporation of Virginia, 8.375%, due 11/15/01     150,000      160,004
Loews Corporation Notes, 6.75%, due 12/15/06                  640,000      676,115
Sherwin-Williams Company Notes, 6.85%, due 02/01/07           200,000      214,956
Union Camp Corporation Notes, 6.50%, due 11/15/07           1,000,000    1,031,876
                                                                       -----------
                                                                         4,000,124
                                                                       -----------
PRODUCER MANUFACTURING 0.64%
Dresser Industries, Inc. Sr. Notes, 6.25%, due 06/01/00       650,000      657,968
Honeywell, Inc. Notes, 7.125%, due 04/15/08                   150,000      167,552
                                                                       -----------
                                                                           825,520
                                                                       -----------
RETAIL TRADE 2.35%
Dillard Department Stores Inc. Notes, 7.15%, due 02/01/07   1,000,000    1,052,015
Limited, Inc. (The) Notes, 8.875%, due 08/15/99               200,000      203,865
May Department Stores Notes, 7.45%, due 09/15/11              500,000      578,562
Penney (J.C.) Co., Inc. Notes, 6.875%, due 06/15/99           150,000      150,747

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
RETAIL TRADE (CONT'D)
Sears Roebuck Acceptance Corporation Notes, 6.75%, due
 09/15/05                                                  $  500,000  $   524,077
Wal-Mart Stores Inc. Notes, 8.625%, due 04/01/01               50,000       53,797
Wal-Mart Stores Inc. Notes, 7.25%, due 06/01/13               400,000      463,993
                                                                       -----------
                                                                         3,027,056
                                                                       -----------
TRANSPORTATION 0.12%
Kansas City Southern Industries Sr. Notes, 7.875%, due
 07/01/02                                                     150,000      159,153
                                                                       -----------
UTILITIES 6.81%
ALLTEL Corporation Notes, 6.50%, due 11/01/13                  50,000       52,446
Bell Atlantic Financial Notes, 6.25%, due 06/01/00          1,000,000    1,011,125
BellSouth Telecommunications Notes, 5.875%, due 01/15/09      300,000      311,269
Carolina Telephone & Telegraph Notes, 6.75%, due 08/15/13     100,000      107,026
Chesapeake & Potomac Telephone-Virginia, Inc. Notes,
 7.125%, due 01/15/02                                         300,000      314,975
Chesapeake & Potomac Telephone-West Virginia, Inc. Notes,
 7.00%, due 08/15/04                                          100,000      108,301
Citizens Utilities Company Notes, 7.60%, due 06/01/06         250,000      278,283
GTE North, Inc. Notes, 6.90%, due 11/01/08                  1,000,000    1,092,473
GTE North, Inc. Series F Notes, 6.375%, due 02/15/10          500,000      532,847
GTE Northwest, Inc. Notes, 7.375%, due 05/01/01               500,000      523,960
GTE South, Inc. Series C Sr. Notes, 6.00%, due 02/15/08        75,000       77,359

________________________________________________________________________________

ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
UTILITIES (CONT'D)
IES Utilities Inc. Series A Sr. Notes, 6.625%, due
 08/01/09                                                  $1,500,000  $ 1,596,654
Lucent Technologies, Inc. Notes, 6.90%, due 07/15/01          100,000      104,528
MCI Communications Corporation Notes, 6.25%, due 03/23/99      75,000       75,075
New York Telephone Company Notes, 6.25%, due 02/15/04         150,000      155,732
New York Telephone Company Notes, 6.125%, due 01/15/10      1,000,000    1,049,970
Pacific Bell Notes, 7.25%, due 07/01/02                       300,000      318,760
Pacific Bell Notes, 6.25%, due 03/01/05                        50,000       52,274

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
UTILITIES (CONT'D)
Potomac Electric Power Company Notes, 6.50%, due 03/15/08  $  100,000  $   105,689
Sonat Inc. Notes, 9.00%, due 05/01/01                          50,000       53,253
Southern California Edison Company Notes, 6.50%, due
 06/01/01                                                     200,000      204,811
Southwestern Bell Telephone Company Notes, 6.375%, due
 11/15/07                                                     100,000      106,718
Southwestern Bell Telephone Company Notes, 7.00%, due
 07/01/15                                                     500,000      547,581
                                                                       -----------
                                                                         8,781,109
                                                                       -----------
Total U.S. Corporate Bonds
 (Cost $44,290,945)                                                    $45,249,169
                                                                       -----------

                             FEDERAL AGENCIES 5.61%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

Federal Home Loan Mortgage Corporation, 6.50%, due
 01/15/12                                                  $  750,000  $   763,172
Federal Home Loan Mortgage Corporation, 7.00%, due
 02/15/13                                                     500,000      510,923
Federal Home Loan Mortgage Corporation, 7.00%, due
 04/17/13                                                     500,000      513,316
Federal National Mortgage Association, 6.50%, due
 03/18/08                                                     500,000      509,720
Federal National Mortgage Association, 6.50%, due
 11/25/13                                                   1,000,000    1,003,820
                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)
Federal National Mortgage Association, 6.50%, due
 09/25/23                                                  $1,000,000  $   977,618
Federal National Mortgage Association, 6.50%, due
 11/17/24                                                   1,000,000      948,535
Government National Mortgage Association, 7.00%, due
 02/20/20                                                   1,000,000    1,010,825
Government National Mortgage Association, 6.50%, due
 08/20/25                                                   1,000,000      993,503
                                                                       -----------
Total Federal Agencies
 (Cost $7,166,985)                                                     $ 7,231,432
                                                                       -----------

                   UNITED STATES GOVERNMENT OBLIGATIONS 0.42%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

United States Treasury Note, 5.875%, due 11/15/05          $  500,000  $   533,438
                                                                       -----------
                                                                          VALUE
                                                                        (NOTE 1)

Total United States Government Obligations
 (Cost $517,500)                                                       $   533,438
                                                                       -----------

________________________________________________________________________________
20

                                                           ECLIPSE BALANCED FUND
--------------------------------------------------------------------------------

                          SHORT-TERM INVESTMENTS 0.77%

                                                              FACE        VALUE
                                                             AMOUNT     (NOTE 1)

REPURCHASE AGREEMENTS 0.77%
State Street Bank and Trust Company, 3.50%, due 01/04/99
 (Collateralized by $610,000 U.S. Treasury Bond, 13.25%,
 due 05/15/14)                                             $  998,329  $   998,329
                                                                       -----------
                                                                          VALUE
                                                                        (NOTE 1)
Total Short-Term Investments
 (Cost $998,329)                                                       $   998,329
                                                                       -----------

--------------------------------------------------------------------------------

Total Investments (99.57%)
 (Cost $119,955,064+)                                                  $128,313,141
Cash and Other Assets in Excess of Liabilities (0.43%)                     552,140
                                                                       -----------
Net Assets (100.00%) 6,031,225 shares outstanding (Note
 3)                                                                    $128,865,281
                                                                       -----------
                                                                       -----------
Net Asset Value, offering and redemption price per share                    $21.37
                                                                       -----------
                                                                       -----------

  + Aggregate cost for federal income tax purposes is $120,433,191. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $10,561,623 and $2,681,673 respectively.

     See notes to financial statements.

________________________________________________________________________________

ECLIPSE MID CAP VALUE FUND  STATEMENT OF NET ASSETS--DECEMBER 31, 1998
--------------------------------------------------------------------------------

                              COMMON STOCKS 97.31%

                                                                        VALUE
                                                            SHARES    (NOTE 1)

COMMERCIAL SERVICES 6.97%
Fleming Companies, Inc.                                      36,600  $   379,725
Knight-Ridder, Inc.                                          59,700    3,052,163
SuperValu, Inc.                                             108,500    3,038,000
Sysco Corporation                                            56,800    1,558,450
U.S. Foodservice, Inc.*                                       7,800      382,200
United Stationers Inc.*                                      10,200      265,200
                                                                     -----------
                                                                       8,675,738
                                                                     -----------
CONSUMER DURABLES 4.21%
DaimlerChrysler AG*                                           9,539      916,340
General Motors Corporation                                   44,700    3,198,844
International Game Technology                                46,500    1,130,531
                                                                     -----------
                                                                       5,245,715
                                                                     -----------
CONSUMER NON-DURABLES 5.21%
IBP, Inc.                                                   123,800    3,605,675
Liz Claiborne, Inc.                                          91,300    2,881,656
                                                                     -----------
                                                                       6,487,331
                                                                     -----------
CONSUMER SERVICES 2.21%
Darden Restaurants, Inc.                                     77,700    1,398,600
King World Productions, Inc.*                                13,900      409,181
Viacom, Inc. Class B*                                        12,800      947,200
                                                                     -----------
                                                                       2,754,981
                                                                     -----------
ELECTRONIC TECHNOLOGY 2.17%
Alliant Techsystems Inc.*                                    10,600      873,838
Apple Computer, Inc.*                                        35,000    1,432,812
EG&G, Inc.                                                   14,000      389,375
                                                                     -----------
                                                                       2,696,025
                                                                     -----------
ENERGY MINERALS 3.22%
Ashland Inc.                                                 20,100      972,338
Lyondell Chemical Company                                   155,600    2,800,800
Southern Peru Copper Corporation                             25,400      239,712
                                                                     -----------
                                                                       4,012,850
                                                                     -----------
FINANCE 6.50%
Allstate Corporation (The)                                   40,200    1,552,725
BancWest Corporation                                         10,300      494,400
Bear Stearns Companies Inc. (The)                            42,528    1,589,484
CNA Financial Corporation*                                   37,200    1,497,300
Fund American Enterprises Holdings, Inc.                      2,600      364,163
Horace Mann Educators Corporation                             9,000      256,500
                                                                        VALUE
                                                            SHARES    (NOTE 1)
FINANCE (CONT'D)
NAC Re Corporation                                            7,000  $   328,562
TIG Holdings, Inc.                                           21,200      329,925
Transamerica Corporation                                     14,500    1,674,750
                                                                     -----------
                                                                       8,087,809
                                                                     -----------
HEALTH SERVICES 10.41%
Aetna Inc.                                                   41,500    3,262,938
AmeriSource Health Corporation Class A*                      10,400      676,000
Bergen Brunswig Corporation Class A                         122,400    4,268,700
Bindley Western Industries, Inc.                             21,600    1,063,800
McKesson Corporation                                         32,100    2,537,906
ServiceMaster Company (The)                                  52,150    1,150,559
                                                                     -----------
                                                                      12,959,903
                                                                     -----------
INDUSTRIAL SERVICES 2.65%
Fluor Corporation                                            72,100    3,068,756
Jacobs Engineering Group Inc.*                                5,800      236,350
                                                                     -----------
                                                                       3,305,106
                                                                     -----------
NON-ENERGY MINERALS 3.31%
ASARCO Corporation                                           13,600      204,850
Lone Star Industries, Inc.                                   20,400      750,975
Phelps Dodge Corporation                                     59,700    3,037,237
Texas Industries, Inc.                                        4,900      131,994
                                                                     -----------
                                                                       4,125,056
                                                                     -----------
PROCESS INDUSTRIES 3.98%
Dow Chemical Company (The)                                    9,500      863,906
Lubrizol Corporation (The)                                   23,800      611,363
Springs Industries, Inc. Class A                              7,600      314,925
Westvaco Corporation                                        118,100    3,166,556
                                                                     -----------
                                                                       4,956,750
                                                                     -----------
PRODUCER MANUFACTURING 12.04%
Caterpillar Inc.                                             72,300    3,325,800
Crown Cork & Seal Company, Inc.                              76,800    2,366,400
Deere & Company                                              99,400    3,292,625
Eaton Corporation                                            45,900    3,244,556
Johnson Controls, Inc.                                       10,000      590,000
Payless Shoesource, Inc.*                                    12,200      577,975
Pitney Bowes Inc.                                            18,000    1,189,125
Ryerson Tull, Inc.*                                          42,300      412,425
                                                                     -----------
                                                                      14,998,906
                                                                     -----------

________________________________________________________ * NON-INCOME PRODUCING.
22

                                                      ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                        VALUE
                                                            SHARES    (NOTE 1)
RETAIL TRADE 17.38%
American Stores Company                                      46,600  $ 1,721,288
BJ's Wholesale Club, Inc.*                                    9,200      426,075
Best Buy Co., Inc.*                                          22,600    1,387,075
Burlington Coat Factory Warehouse Corporation                32,160      524,610
Circuit City Stores-Circuit City Group                        9,100      454,431
Costco Companies, Inc.*                                      40,400    2,916,375
Dayton Hudson Corporation                                    29,400    1,594,950
Dillard's, Inc. Class A                                      55,700    1,580,488
Food Lion, Inc. Class A                                     105,200    1,117,750
Kmart Corporation*                                           46,000      704,375
Kroger Company (The)*                                        44,600    2,698,300
Limited, Inc. (The)                                          59,800    1,741,675
Longs Drug Stores Corporation                                 5,700      213,750
OfficeMax, Inc.*                                             15,000      181,875
Ross Stores, Inc.                                             9,800      385,875
Safeway Inc.*                                                13,514      823,509
Tandy Corporation                                            11,200      461,300
Toys 'R' Us, Inc.*                                           91,000    1,535,625
Winn-Dixie Stores, Inc.                                      26,000    1,166,750
                                                                     -----------
                                                                      21,636,076
                                                                     -----------
TECHNOLOGY SERVICES 1.82%
Avnet, Inc.                                                   8,700      520,913
CHS Electronics, Inc.*                                       15,200      257,450
Ingram Micro, Inc. Class A*                                  40,000    1,395,000

                                                                        VALUE
                                                            SHARES    (NOTE 1)
TECHNOLOGY SERVICES (CONT'D)
Tech Data Corporation*                                        2,200  $    88,550
                                                                     -----------
                                                                       2,261,913
                                                                     -----------
TRANSPORTATION 4.72%
AMR Corporation*                                             52,600    3,123,125
Northwest Airlines Corporation Class A*                      72,800    1,860,950
UAL Corporation*                                             15,000      895,313
                                                                     -----------
                                                                       5,879,388
                                                                     -----------
UTILITIES 10.51%
Edison International                                         99,100    2,762,413
Energy East Corporation                                      15,800      892,700
MidAmerican Energy Holdings Company                          22,500      604,687
Niagara Mohawk Power Corporation*                           183,700    2,962,162
Public Service Enterprise Group Inc.                         17,900      716,000
Telephone and Data Systems, Inc.                             43,400    1,950,288
UtiliCorp United Inc.                                        87,200    3,199,150
                                                                     -----------
                                                                      13,087,400
                                                                     -----------
Total Common Stocks
 (Cost $110,197,361)                                                 $121,170,947
                                                                     -----------

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE MID CAP VALUE FUND
--------------------------------------------------------------------------------

                          SHORT-TERM INVESTMENTS 3.19%

                                                           FACE        VALUE
                                                          AMOUNT      (NOTE 1)

REPURCHASE AGREEMENTS 3.19%
State Street Bank and Trust Company, 3.50%, due
 01/04/99 (Collaterized by $3,955,000 U.S. Treasury
 Note, 5.875%, due 01/31/99)                            $3,969,381  $  3,969,381
                                                                    ------------
                                                                       VALUE
                                                                      (NOTE 1)
Total Short-Term Investments
 (Cost $3,969,381)                                                  $  3,969,381
                                                                    ------------

--------------------------------------------------------------------------------

Total Investments (100.50%)
 (Cost $114,166,742+)                                               $125,140,328
Liabilities in Excess of Cash and Other Assets
 (-0.50%)                                                               (614,944)
                                                                    ------------
Net Assets (100.00%) 7,022,041 shares outstanding
 (Note 3)                                                           $124,525,384
                                                                    ------------
                                                                    ------------
Net Asset Value, offering and redemption price per
 share                                                                    $17.73
                                                                    ------------
                                                                    ------------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $16,909,881 and $5,936,295, respectively.
     See notes to financial statements.

________________________________________________________________________________
24

        STATEMENT OF NET ASSETS--DECEMBER 31, 1998  ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                              COMMON STOCKS 96.01%

                                                                       VALUE
                                                           SHARES     (NOTE 1)

COMMERCIAL SERVICES 9.04%
ABM Industries Inc.                                         19,900  $    689,037
Administaff, Inc.*                                          40,500     1,012,500
Banner Aerospace, Inc.*                                     31,200       294,450
Berlitz International, Inc.*                                 6,200       179,800
Borg-Warner Security Corporation*                           43,200       810,000
Bowne & Co., Inc.                                           56,800     1,015,300
Cameron Ashley Building Products, Inc.*                     30,100       393,181
Day Runner, Inc*                                            13,200       191,400
Fleming Companies, Inc.                                     50,700       526,012
Handleman Company*                                         143,100     2,012,344
Hughes Supply, Inc.                                         18,700       546,975
Insurance Auto Auctions, Inc.*                             114,300     1,357,313
Knight-Ridder, Inc.                                          9,100       465,237
Noland Company                                               7,000       185,500
PEC Israel Economic Corporation*                            16,800       483,000
Performance Food Group Company*                             22,000       618,750
Pinkerton's, Inc.*                                          53,100     1,131,694
Staff Leasing, Inc.*                                        55,300       642,862
SunSource L.P.                                              13,900       261,494
SuperValu, Inc.                                             20,900       585,200
Sysco Corporation                                           22,000       603,625
U.S. Foodservice, Inc.*                                     27,800     1,362,200
United Stationers Inc.*                                     41,600     1,081,600
Vincan Group, Inc. (The)*                                   23,000       403,938
Westaff Inc.*                                              100,800       630,000
World Fuel Services Corporation                             68,050       731,538
                                                                    ------------
                                                                      18,214,950
                                                                    ------------
CONSUMER DURABLES 11.72%
Audiovox Corporation*                                      165,800       984,437
Beazer Homes USA, Inc.*                                     25,200       630,000
Champion Enterprises, Inc.*                                 20,816       569,838
Crossman Communities, Inc.*                                 38,100     1,052,512
DaimlerChrysler AG*                                          3,197       307,112
Dixie Group, Inc. (The)                                     45,100       366,437
Engle Homes, Inc.                                           35,900       549,719
General Motors Corporation                                   7,100       508,094
Huffy Corporation                                           81,800     1,349,700
Jan Bell Marketing, Inc.*                                  266,900     1,718,169
M.D.C. Holdings, Inc.                                       72,600     1,551,825
M/I Schottenstein Homes, Inc.                               37,000       814,000
Media Arts Group, Inc.*                                     70,900       997,031
Monaco Coach Corporation*                                   73,875     1,957,687
NVR, Inc.*                                                  34,800     1,659,525
National R.V. Holdings, Inc.*                               33,700       867,775
                                                                       VALUE
                                                           SHARES     (NOTE 1)
CONSUMER DURABLES (CONT'D)
Powerhouse Technologies, Inc.*                              67,200  $    974,400
Ryland Group, Inc. (The)                                    25,200       727,650
Salton/Maxim Housewares, Inc.*                              70,100     1,796,313
Schuler Homes, Inc.*                                        54,800       390,450
Standard Pacific Corporation                                48,100       679,413
Starrett (L.S.) Company (The) Class A                        7,600       260,775
TBC Corporation*                                            76,500       545,063
Thor Industries, Inc.                                       27,350       697,425
U.S. Home Corporation*                                      29,700       987,525
Winsloew Furniture, Inc.*                                   25,600       678,400
                                                                    ------------
                                                                      23,621,275
                                                                    ------------
CONSUMER NON-DURABLES 1.97%
Brown Group, Inc.                                           40,600       713,037
Cagle's, Inc.                                                9,500       185,250
Farmer Brothers Company                                      1,700       363,800
Garan, Inc.                                                 33,500       942,187
IBP, Inc.                                                   18,100       527,163
Liz Claiborne, Inc.                                         13,900       438,719
M & F Worldwide Corporation*                                19,800       199,237
Pilgrim's Pride Corporation                                 20,500       408,719
WLR Foods, Inc.*                                            21,800       196,200
                                                                    ------------
                                                                       3,974,312
                                                                    ------------
CONSUMER SERVICES 3.20%
Advanced Marketing Services, Inc.                           12,700       244,475
Darden Restaurants, Inc.                                    13,300       239,400
King World Productions, Inc.*                                8,300       244,331
Players International, Inc.*                               290,400     1,796,850
Ryan's Family Steak Houses, Inc.*                          151,200     1,871,100
TCBY Enterprises, Inc.                                      90,600       634,200
Tele-Communications, Inc. Class B*                          11,094       511,017
VICORP Restaurants, Inc.*                                   35,000       542,500
Viacom Inc. Class B*                                         3,400       251,600
Washington Post Company (The)                                  200       115,588
                                                                    ------------
                                                                       6,451,061
                                                                    ------------
ELECTRONIC TECHNOLOGY 4.89%
Alliant Techsystems Inc.*                                   17,300     1,426,169
Apple Computer, Inc.*                                        9,600       393,000
Aviall, Inc.*                                               54,300       638,025
Bel Fuse Inc.*                                              50,500     2,020,000
EG&G, Inc.                                                  44,400     1,234,875
GENICOM Corporation*                                        59,200       131,353

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
ELECTRONIC TECHNOLOGY (CONT'D)
IEC Electronics Corporation*                                24,500  $    101,062
Microsemi Corporation*                                      51,700       568,700
Primex Technologies, Inc.                                   25,900     1,100,750
Sequa Corporation*                                           8,200       490,975
United Industrial Corporation                               98,500       966,531
Whittaker Corporation*                                      46,400       783,000
                                                                    ------------
                                                                       9,854,440
                                                                    ------------
ENERGY MINERALS 1.12%
Ashland Inc.                                                 4,100       198,338
Crown Central Petroleum Corporation*                        34,300       240,100
Lyondell Chemical Company                                   25,100       451,800
Queen Sand Resources, Inc.*                                 87,100       326,625
Tesoro Petroleum Corporation*                               63,700       772,362
TransMontaigne Oil Company*                                 17,700       267,712
                                                                    ------------
                                                                       2,256,937
                                                                    ------------
FINANCE 12.69%
Alleghany Corporation*                                       1,500       281,812
Allstate Corporation (The)                                   6,200       239,475
BancWest Corporation                                        17,200       825,600
BankAtlantic Bancorp, Inc.                                  50,925       327,830
Bayonne Bancshares, Inc.                                    40,000       670,000
Bear Stearns Companies Inc. (The)                            8,505       317,874
Bluegreen Corporation*                                      28,000       211,750
CFSB Bancorp, Inc.                                          14,630       356,606
CNA Financial Corporation*                                   8,800       354,200
Calumet Bancorp, Inc.*                                       7,000       189,875
Charter Municipal Mortgage Acceptance Company               31,100       377,087
Charter One Financial, Inc.                                 27,896       774,114
Chittenden Corporation                                      12,100       387,200
Cincinnati Financial Corporation                             4,200       153,825
Doral Financial Corporation                                 57,200     1,265,550
E.W. Blanch Holdings, Inc.                                     300        14,231
Echelon International Corporation*                           2,200        49,088
FBL Financial Group, Inc.                                   22,200       538,350
FFY Financial Corporation                                   12,500       435,937
Farm Family Holdings, Inc.*                                 14,000       476,000
First Bell Bancorp, Inc.                                     6,500       100,750
First Essex Bancorp, Inc.                                   10,500       189,000
First Northern Capital Corporation                          25,000       290,625
Foremost Corporation of America                             17,100       359,100
Franklin Select Realty Trust                                51,400       346,950

                                                                       VALUE
                                                           SHARES     (NOTE 1)
FINANCE (CONT'D)
Frontier Insurance Group, Inc.                              35,600  $    458,350
Fund American Enterprises Holdings, Inc.                     4,100       574,256
HMN Financial, Inc.                                          3,300        38,775
HSB Group, Inc.                                             13,700       562,556
Harleysville Group Inc.                                     12,400       320,075
Home Federal Bancorp                                         7,800       173,550
Horace Mann Educators Corporation                           12,800       364,800
Independent Bank Corporation                                21,735       440,134
InterContinental Life Corporation*                          10,000       200,000
Interstate/Johnson Lane, Inc.                                9,500       297,469
LandAmerica Financial Group, Inc.                           11,800       658,588
Life USA Holding, Inc.                                      25,700       330,887
MAF Bancorp, Inc.                                           24,450       647,925
MGI Properties, Inc.                                        10,900       304,519
Meridian Insurance Group, Inc.                              14,960       302,940
NAC Re Corporation                                          10,100       474,069
National Western Life Insurance Company*                     3,500       411,250
Ohio Casualty Corporation                                   14,500       596,312
Ottawa Financial Corporation                                28,380       603,075
PMA Capital Corporation                                     20,900       408,856
PMI Group, Inc. (The)                                        9,500       469,062
Pilgrim America Capital Corporation*                        13,950       348,750
Presidential Life Corporation                               34,200       679,725
Professionals Insurance Company Management Group*            4,730       146,630
Queens County Bancorp, Inc.                                 19,200       571,200
RLI Corporation                                             15,375       511,219
Ramco-Gershenson Properties Trust                           24,300       352,350
Risk Capital Holdings, Inc.*                                26,000       565,500
SCPIE Holdings Inc.                                          1,800        54,563
Southwest Securities Group, Inc.                            27,951       562,514
St. Francis Capital Corporation                             10,400       439,400
Stewart Information Services Corporation                    14,100       817,800
Superior National Insurance Group, Inc.*                     8,000       160,500
TIG Holdings, Inc.                                          44,200       687,863
Tarragon Realty Investors, Inc.*                            50,826       559,086
Transamerica Corporation                                     2,500       288,750
USBANCORP, Inc.                                             21,900       435,263

________________________________________________________ * NON-INCOME PRODUCING.
26

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
FINANCE (CONT'D)
West Coast Bancorp                                          10,010  $    210,210
                                                                    ------------
                                                                      25,561,600
                                                                    ------------
HEALTH SERVICES 3.58%
Aetna Inc.                                                   6,600       518,925
AmeriSource Health Corporation Class A*                      2,900       188,500
Bergen Brunswig Corporation Class A                         57,200     1,994,850
Bindley Western Industries, Inc.                            39,100     1,925,675
McKesson Corporation                                         9,000       711,563
Owens & Minor, Inc. Holding Corporation                     75,400     1,187,550
Syncor International Corporation*                           25,100       683,975
                                                                    ------------
                                                                       7,211,038
                                                                    ------------
HEALTH TECHNOLOGY 0.20%
Cooper Companies Inc.*                                      18,900       390,994
                                                                    ------------
INDUSTRIAL SERVICES 4.91%
Butler International, Inc.*                                 57,000     1,506,937
EMCOR Group, Inc.*                                          66,900     1,078,763
Fluor Corporation                                           11,100       472,444
Hovnanian Enterprises, Inc.*                                33,000       284,625
Jacobs Engineering Group Inc.*                              33,500     1,365,125
Morrison Knudsen Corporation*                              110,300     1,075,425
Robertson-Ceco Corporation*                                 58,400       452,600
Turner Corporation (The)*                                   71,100     1,302,019
URS Corporation*                                            13,000       303,875
Zapata Corporation                                         166,800     2,043,300
                                                                    ------------
                                                                       9,885,113
                                                                    ------------
MISCELLANEOUS 0.75%
Burlington Resources Coal Seam Gas Royalty Trust            42,700       341,600
Eastern American Natural Gas Trust (The)                    15,200       210,900
Sabine Royalty Trust                                        48,500       600,188
San Juan Basin Royalty Trust                                64,600       351,262
                                                                    ------------
                                                                       1,503,950
                                                                    ------------
NON-ENERGY MINERALS 5.45%
ASARCO Corporation                                          56,500       851,031
Champion International Corp.                                10,000       405,000
Cyprus Amax Minerals Company                                88,700       887,000
Giant Cement Holding, Inc.*                                 76,200     1,885,950
LTV Steel Corporation (The)                                191,000     1,110,188
Lone Star Industries, Inc.                                  47,400     1,744,912

                                                                       VALUE
                                                           SHARES     (NOTE 1)
NON-ENERGY MINERALS (CONT'D)
Phelps Dodge Corporation                                     9,200  $    468,050
Roanoke Electric Steel Corporation                          74,800     1,098,625
Texas Industries, Inc.                                      10,000       269,375
Universal Forest Products, Inc.                             50,400     1,011,150
WHX Corporation*                                           123,200     1,239,700
                                                                    ------------
                                                                      10,970,981
                                                                    ------------
PROCESS INDUSTRIES 3.95%
Ampal-American Israel Corporation*                          69,900       301,444
Andersons, Inc. (The)                                        9,500       109,844
Applied Extrusion Technologies, Inc.*                       87,800       702,400
Buckeye Technologies Inc.*                                  33,200       495,925
Burlington Industries, Inc.*                               101,300     1,114,300
Chesapeake Corporation                                      27,100       999,312
Delta Woodside Industries, Inc.                             87,500       525,000
Imation Corporation*                                        57,100       999,250
Lubrizol Corporation (The)                                  29,200       750,075
Springs Industries, Inc.                                    25,600     1,060,800
Temple-Inland Inc.                                           7,600       450,775
Westvaco Corporation                                        17,000       455,813
                                                                    ------------
                                                                       7,964,938
                                                                    ------------
PRODUCER MANUFACTURING 9.25%
Astec Industries, Inc.*                                     12,700       706,437
Case Corporation                                             8,600       187,587
Caterpillar Inc.                                            11,200       515,200
Crown Cork & Seal Company, Inc.                              7,800       240,338
Cummins Engine Company, Inc.                                15,400       546,700
Deere & Company                                             15,300       506,812
Essef Corporation*                                          39,160       753,830
Eaton Corporation                                            7,600       537,225
Franklin Electric Co., Inc.                                  6,300       425,250
Gencor Industries, Inc.                                    109,400     1,011,950
Interlake Corporation (The)*                               140,400       982,800
International Aluminum Corporation                          13,600       402,050
Johnson Controls, Inc.                                       8,900       525,100
Johnstown America Industries, Inc.*                         94,500     1,240,312
Katy Industries, Inc.                                       26,100       458,381
Lincoln Electric Company (The)                              57,300     1,274,925
Nashua Corporation*                                         74,700       994,444
Oshkosh Truck Corporation Class B                           40,500     1,341,563
Payless Shoesource, Inc.*                                    2,400       113,700

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
PRODUCER MANUFACTURING (CONT'D)
Pitt-Des Moines Inc.                                        28,600  $    686,400
Robbins & Myers, Inc.                                       34,200       754,538
Ryerson Tull, Inc. Class A*                                 54,100       527,475
Smith (A.O.) Corporation                                    10,650       261,591
Specialty Equipment Companies, Inc.*                        42,000     1,136,625
TB Wood's Corporation                                       36,300       437,869
Tecumseh Products Company Class A                            3,800       177,175
Titan International, Inc.                                   18,300       173,850
TransTechnology Corporation                                  9,600       199,200
Varlen Corporation                                          66,000     1,522,125
                                                                    ------------
                                                                      18,641,452
                                                                    ------------
RETAIL TRADE 11.01%
American Stores Co.                                         12,400       458,025
Ames Department Stores, Inc.*                               37,000       999,000
Arden Group, Inc. Class A*                                   6,000       240,000
BJ's Wholesale Club, Inc.*                                  15,700       727,106
Baker (J.), Inc.                                            21,600       124,200
Best Buy Co., Inc.*                                         20,000     1,227,500
Blair Corporation                                           29,900       663,406
Bon-Ton Stores, Inc. (The)*                                 41,400       315,675
Burlington Coat Factory Warehouse Corporation               34,680       565,717
Cato Corporation Class A                                     2,000        19,688
Circuit City Stores-Circuit City Group                       4,900       244,694
Costco Companies, Inc.*                                      6,000       433,125
Creative Computers, Inc.*                                   43,000     1,365,250
Cross-Continent Auto Retailers, Inc.*                       18,800       183,300
Dayton Hudson Corporation                                    6,000       325,500
Deb Shops, Inc.                                             24,000       360,000
Dillard's, Inc. Class A                                      8,300       235,512
Egghead, Inc.*                                              30,000       624,375
Finlay Enterprises*                                         25,400       257,175
Food Lion, Inc. Class A                                     24,000       255,000
Footstar, Inc.*                                             17,900       447,500
Fred's, Inc.                                                25,150       377,250
Genovese Drug Stores, Inc.                                  30,030       855,855
Goody's Family Clothing, Inc.*                              18,700       187,585
Great Atlantic & Pacific Tea Company, Inc. (The)            17,500       518,438
Kroger Company (The)*                                        6,900       417,450
Limited, Inc. (The)                                         19,600       570,850
Longs Drug Stores Corporation                               20,900       783,750
Micro Warehouse, Inc.*                                      26,800       906,175
Musicland Stores Corporation*                               86,700     1,295,081

                                                                       VALUE
                                                           SHARES     (NOTE 1)
RETAIL TRADE (CONT'D)
OfficeMax, Inc.*                                            39,200  $    475,300
Phar-Mor, Inc.*                                             91,600       698,450
Ross Stores, Inc.                                           15,500       610,312
Ruddick Corporation                                         25,500       557,813
Seaway Food Town, Inc.                                      14,450       238,425
Shoe Carnival, Inc.*                                        26,600       295,925
Sonic Automotive, Inc.*                                      6,500       223,844
Syms Corporation*                                           18,600       167,400
Tandy Corporation                                            1,800        74,138
Toys "R" Us, Inc.*                                          24,500       413,438
Tractor Supply Company*                                     16,300       391,200
United Retail Group, Inc.*                                  77,000       827,750
Value City Department Stores, Inc.*                         70,400       981,200
Winn-Dixie Stores, Inc.                                      5,600       251,300
                                                                    ------------
                                                                      22,190,677
                                                                    ------------
TECHNOLOGY SERVICES 2.23%
Avnet, Inc.                                                 27,600     1,652,550
Good Guys, Inc. (The)*                                      72,900       469,294
Ingram Micro, Inc. Class A*                                 10,100       352,237
Merisel, Inc.*                                              50,000       118,750
MicroAge, Inc.*                                             27,300       419,738
SED International Holdings, Inc.*                           35,000       153,125
Tech Data Corporation*                                      33,000     1,328,250
                                                                    ------------
                                                                       4,493,944
                                                                    ------------
TRANSPORTATION 3.83%
AMR Corporation*                                             8,300       492,813
Amtran, Inc.*                                               26,700       724,237
Arkansas Best Corporation*                                 121,300       708,853
Atlantic Coast Airlines, Inc.*                              26,200       655,000
Consolidated Freightways Corporation*                       44,000       698,500
Landstar System Holdings, Inc.*                             41,700     1,699,275
Maritrans Inc.                                              74,300       487,594
Mark VII, Inc.*                                             16,300       303,587
Midwest Express Holdings, Inc.*                             39,200     1,031,450
Rollins Truck Leasing Corporation                           47,300       697,675
UAL Corporation*                                             3,800       226,813
                                                                    ------------
                                                                       7,725,797
                                                                    ------------
UTILITIES 6.22%
Bangor Hydro-Electric Company*                              15,800       202,437
CMP Group, Inc.                                             71,100     1,342,012
Central Hudson Gas & Electric Corporation                   30,000     1,342,500

________________________________________________________ * NON-INCOME PRODUCING.
28

                                                    ECLIPSE SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                       VALUE
                                                           SHARES     (NOTE 1)
UTILITIES (CONT'D)
Central Vermont Public Service Corporation                  78,900  $    818,588
Eastern Utilities Associates                                43,900     1,240,175
Edison International                                        11,300       314,988
Energen Corporation                                         42,200       822,900
Energy East Corporation                                      4,000       226,000
MidAmerican Energy Company                                  54,400     1,462,000
Niagra Mohawk Power Corporation*                            32,700       527,287
Public Service Enterprise Group Inc.                         5,700       228,000
TNP Enterprises, Inc.                                       39,100     1,483,356

                                                                       VALUE
                                                           SHARES     (NOTE 1)
UTILITIES (CONT'D)
Telephone and Data Systems, Inc.                            11,000  $    494,313
United Illuminating Company (The)                           27,000     1,390,500
UtiliCorp United Inc.                                       12,000       440,250
Vanguard Cellular Systems, Inc.*                             7,900       203,919
                                                                    ------------
                                                                      12,539,225
                                                                    ------------
Total Common Stocks
 (Cost $177,883,871)                                                $193,452,684
                                                                    ------------

                          SHORT-TERM INVESTMENTS 3.05%

                                                           FACE        VALUE
                                                          AMOUNT      (NOTE 1)

REPURCHASE AGREEMENTS 3.05%
State Street Bank and Trust Company, 3.50%, due
 01/04/99 (Collateralized by $3,745,000 U.S. Treasury
 Bond, 13.25%, due 05/15/14)                             $6,138,155 $  6,138,155
                                                                    ------------
                                                                       VALUE
                                                                      (NOTE 1)
Total Short-Term Investments
 (Cost $6,138,155)                                                  $  6,138,155
                                                                    ------------

--------------------------------------------------------------------------------

Total Investments (99.06%)
 (Cost $184,022,027+)                                               $199,590,839
Cash and Other Assets in Excess of Liabilities (0.94%)                 1,901,238
                                                                    ------------
Net Assets (100.00%) 16,894,905 shares outstanding
 (Note 3)                                                           $201,492,077
                                                                    ------------
                                                                    ------------
Net Asset Value, offering and redemption price per
 share                                                                    $11.93
                                                                    ------------
                                                                    ------------

  + The cost stated also represents the aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, are $36,741,494 and $21,172,682, respectively.

     See notes to financial statements.

* NON-INCOME PRODUCING. ________________________________________________________

ECLIPSE FUNDS  STATEMENTS OF OPERATIONS--YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                   ULTRA SHORT TERM       BALANCED          MID CAP
                                                                     INCOME FUND            FUND           VALUE FUND
                                                                  ------------------  ----------------  ----------------
INVESTMENT INCOME (LOSS)
Income:
  Interest                                                          $      434,991    $      2,732,990  $         96,916
  Dividends (a)                                                           --                   807,260         1,415,601
                                                                        ----------    ----------------  ----------------
    Total Income                                                           434,991           3,540,250         1,512,517
                                                                        ----------    ----------------  ----------------
Expenses (Note 2):
  Management Fee                                                            27,820             779,459         1,038,228
  Custodian and related shareholder expenses                                20,202             121,510            97,182
  Legal, compliance and filing fees                                         18,160              39,838            41,695
  Audit and accounting                                                       6,629              14,710             6,913
  Trustees' fees                                                               240               3,371             4,162
  Other                                                                     14,343              27,086            16,680
                                                                        ----------    ----------------  ----------------
    Total expenses before reimbursement                                     87,394             985,974         1,204,860
  Fees paid indirectly                                                        (157)          --                --
  Expense reimbursement from Advisor                                       (83,797)           (136,778)          (70,826)
                                                                        ----------    ----------------  ----------------
    Net expenses                                                             3,440             849,196         1,134,034
                                                                        ----------    ----------------  ----------------
Net investment income (loss)                                               431,551           2,691,054           378,483
                                                                        ----------    ----------------  ----------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                    (19,508)         10,110,764        11,470,206
Change in unrealized appreciation (depreciation) of investments                873          (5,047,773)       (1,147,314)
                                                                        ----------    ----------------  ----------------
  Net gain (loss) on investments                                           (18,635)          5,062,991        10,322,892
                                                                        ----------    ----------------  ----------------
Increase in net assets from operations                              $      412,916    $      7,754,045  $     10,701,375
                                                                        ----------    ----------------  ----------------
                                                                        ----------    ----------------  ----------------

                                                                     SMALL CAP
                                                                     VALUE FUND
                                                                  ----------------
INVESTMENT INCOME (LOSS)
Income:
  Interest                                                        $        140,521
  Dividends (a)                                                          2,090,141
                                                                  ----------------
    Total Income                                                         2,230,662
                                                                  ----------------
Expenses (Note 2):
  Management Fee                                                         1,978,256
  Custodian and related shareholder expenses                               196,593
  Legal, compliance and filing fees                                         32,550
  Audit and accounting                                                      21,802
  Trustees' fees                                                             7,227
  Other                                                                     22,734
                                                                  ----------------
    Total expenses before reimbursement                                  2,259,162
  Fees paid indirectly                                                     (25,249)
  Expense reimbursement from Advisor                                     --
                                                                  ----------------
    Net expenses                                                         2,233,913
                                                                  ----------------
Net investment income (loss)                                                (3,251)
                                                                  ----------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                 36,314,495
Change in unrealized appreciation (depreciation) of investments        (29,998,149)
                                                                  ----------------
  Net gain (loss) on investments                                         6,316,346
                                                                  ----------------
Increase in net assets from operations                            $      6,313,095
                                                                  ----------------
                                                                  ----------------

(a) Dividends recorded net of foreign withholding taxes of $0, $277, $512 and $1,683, respectively.

See notes to financial statements.

________________________________________________________________________________
30

                              STATEMENTS OF CHANGES IN NET ASSETS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                                               ULTRA SHORT TERM INCOME FUND      BALANCED FUND
                                                                             --------------------------------  ------------------
                                                                               YEAR ENDED       YEAR ENDED
                                                                              DECEMBER 31,     DECEMBER 31,        YEAR ENDED
                                                                                  1998             1997        DECEMBER 31, 1998
                                                                             ---------------  ---------------  ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                                      $       431,551  $       315,984  $        2,691,054
  Net realized gain (loss) on investments                                            (19,508)         (30,742)         10,110,764
  Change in unrealized appreciation (depreciation) of investments                        873            4,876          (5,047,773)
                                                                             ---------------  ---------------  ------------------
  Increase in net assets from operations                                             412,916          290,118           7,754,045
                                                                             ---------------  ---------------  ------------------
Distributions to shareholders:
  From net investment income                                                        (432,793)        (316,187)         (2,693,263)
  From net realized gains on investments                                           --               --                (10,108,555)
  In excess of net realized gains on investments                                   --               --                   (474,893)
                                                                             ---------------  ---------------  ------------------
    Total distributions to shareholders                                             (432,793)        (316,187)        (13,276,711)
                                                                             ---------------  ---------------  ------------------
Transactions in shares of beneficial interest (Note 3)                             3,347,248          958,752          50,141,881
                                                                             ---------------  ---------------  ------------------
    Total increase                                                                 3,327,371          932,683          44,619,215
Net Assets:
  Beginning of year                                                                5,393,204        4,460,521          84,246,066
                                                                             ---------------  ---------------  ------------------
  End of year                                                                $     8,720,575  $     5,393,204  $      128,865,281
                                                                             ---------------  ---------------  ------------------
                                                                             ---------------  ---------------  ------------------


                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                                   1997
                                                                             ----------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                                      $      2,431,319
  Net realized gain (loss) on investments                                          10,408,969
  Change in unrealized appreciation (depreciation) of investments                   5,041,636
                                                                             ----------------
  Increase in net assets from operations                                           17,881,924
                                                                             ----------------
Distributions to shareholders:
  From net investment income                                                       (2,431,857)
  From net realized gains on investments                                          (10,409,079)
  In excess of net realized gains on investments                                    --
                                                                             ----------------
    Total distributions to shareholders                                           (12,840,936)
                                                                             ----------------
Transactions in shares of beneficial interest (Note 3)                             (4,620,083)
                                                                             ----------------
    Total increase                                                                    420,905
Net Assets:
  Beginning of year                                                                83,825,161
                                                                             ----------------
  End of year                                                                $     84,246,066
                                                                             ----------------
                                                                             ----------------

See notes to financial statements.

________________________________________________________________________________

ECLIPSE FUNDS  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                              SMALL CAP VALUE
                                                                               MID CAP VALUE FUND                   FUND
                                                                     --------------------------------------  ------------------
                                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                     DECEMBER 31, 1998   DECEMBER 31, 1997   DECEMBER 31, 1998
                                                                     ------------------  ------------------  ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                       $          378,483  $          189,828  $           (3,251)
  Net realized gain on investments                                           11,470,206             456,275          36,314,495
  Change in unrealized appreciation (depreciation) of investments            (1,147,314)         10,537,440         (29,998,149)
                                                                     ------------------  ------------------  ------------------
  Increase in net assets from operations                                     10,701,375          11,183,543           6,313,095
                                                                     ------------------  ------------------  ------------------
Distributions to shareholders from:
  Net investment income                                                        (377,837)           (190,015)         --
  Net realized gains on investments                                         (11,471,120)           (456,282)        (36,324,385)
                                                                     ------------------  ------------------  ------------------
    Total distributions to shareholders                                     (11,848,957)           (646,297)        (36,324,385)
                                                                     ------------------  ------------------  ------------------
Transactions in shares of beneficial interest (Note 3)                       16,221,359          89,177,271          41,538,416
                                                                     ------------------  ------------------  ------------------
    Total increase                                                           15,073,777          99,714,517          11,527,126
Net Assets:
  Beginning of year                                                         109,451,607           9,737,090         189,964,951
                                                                     ------------------  ------------------  ------------------
  End of year                                                        $      124,525,384  $      109,451,607  $      201,492,077
                                                                     ------------------  ------------------  ------------------
                                                                     ------------------  ------------------  ------------------


                                                                         YEAR ENDED
                                                                     DECEMBER 31, 1997
                                                                     ------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                       $         (205,420)
  Net realized gain on investments                                           39,214,295
  Change in unrealized appreciation (depreciation) of investments            10,587,723
                                                                     ------------------
  Increase in net assets from operations                                     49,596,598
                                                                     ------------------
Distributions to shareholders from:
  Net investment income                                                      --
  Net realized gains on investments                                         (39,161,849)
                                                                     ------------------
    Total distributions to shareholders                                     (39,161,849)
                                                                     ------------------
Transactions in shares of beneficial interest (Note 3)                        8,783,459
                                                                     ------------------
    Total increase                                                           19,218,208
Net Assets:
  Beginning of year                                                         170,746,743
                                                                     ------------------
  End of year                                                        $      189,964,951
                                                                     ------------------
                                                                     ------------------

See notes to financial statements.

________________________________________________________________________________
32

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Eclipse Funds (the "Funds"), a Massachusetts business trust registered under the Investment Company Act of 1940, is a no-load, diversified, open-end management investment company. There are currently four investment portfolios, the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund (formerly the Growth and Income Fund) and the Small Cap Value Fund (formerly the Equity Fund). The investment objective of the Ultra Short Term Income Fund is to seek a high total return consisting of current income, preservation of capital, and a relatively stable net asset value. The Balanced Fund seeks a high total return from a combination of equity and fixed-income investments. The Mid Cap Value Fund seeks a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. The investment objective of the Small Cap Value Fund is to seek a high total return from equity investments. The financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

  a) Valuation of Securities

    Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in such a manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

  b) Federal Income Taxes

    It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.
  c) Dividends and Distributions to Shareholders

    Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income will be declared and paid quarterly for the Ultra Short Term Income Fund and the Balanced Fund, and annually for the Mid Cap Value Fund and the Small Cap Value Fund. Distributions from net realized gains and income distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales.

  d) Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  e) General

    Securities transactions are recorded on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. It is the Funds' policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Management Contract, the Funds pay a management fee to Towneley Capital Management, Inc. (Manager) equal to an annual rate of the average daily net assets of .40%, .80%, .90% and 1.00% for the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund, respectively. Effective January 1, 1999, the Manager has voluntarily agreed to reduce its fee payable with respect to the Ultra Short Term Income Fund from an annual rate of 0.40% of the Fund's average daily net assets to an annual rate of

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
0.20% of the Fund's average daily net assets for a three year period ending December 31, 2001. In addition, effective January 1, 1999, the management fee payable to the Manager with respect to the Balanced Fund has been reduced from an annual rate of 0.80% of the Fund's average daily net assets to an annual rate of 0.75% of the Fund's average daily net assets. For the year ended December 31, 1998, the Manager voluntarily waived fees for the Ultra Short Term Income Fund, the Balanced Fund and the Mid Cap Value Fund of $27,820, $136,778 and $70,826, respectively. In addition, the Manager reimbursed expenses of $55,977 for the Ultra Short Term Income Fund.

Fees are paid to Trustees who are unaffiliated with the Manager on the basis of $2,000 per annum plus $750 per meeting attended.

The Manager has directed certain portfolio trades to brokers who paid a portion of the Small Cap Value Fund's expenses. For the period, the Fund's expenses were reduced by $25,016 under this arrangement. In addition the Funds have entered into arrangements with their custodian whereby interest earned on uninvested cash balances were used to offset a portion of the Fund's expenses. During the period the Funds custodian fees were reduced under these arrangements by $157, and $233 for the Ultra Short-Term Income Fund and the Small Cap Value Fund, respectively.
3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
At December 31, 1998, the Funds had an unlimited authorized number of shares of beneficial interest ($.01 par value). Capital paid in amounted to $8,818,007, $120,982,097, $113,551,798 and $185,923,187 for the Ultra Short Term Income
Fund, the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund. Transactions were as follows:

                                                                          ULTRA SHORT TERM INCOME FUND
                                                                ------------------------------------------------

                                                                      YEAR ENDED               YEAR ENDED
                                                                   DECEMBER 31, 1998        DECEMBER 31, 1997
                                                                -----------------------  -----------------------
                                                                 SHARES       AMOUNT      SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                              487,275  $  4,944,505    207,569  $  2,108,857
Issued on reinvestment of dividends                                39,951       401,696     29,419       295,699
Redeemed                                                         (196,979)   (1,998,953)  (142,566)   (1,445,804)
                                                                ---------  ------------  ---------  ------------
Net increase                                                      330,247  $  3,347,248     94,422  $    958,752
                                                                ---------  ------------  ---------  ------------
                                                                ---------  ------------  ---------  ------------
----------------------------------------------------------------------------------------------------------------

                                                                              BALANCED FUND
                                                          ------------------------------------------------------

                                                                  YEAR ENDED                  YEAR ENDED
                                                              DECEMBER 31, 1998           DECEMBER 31, 1997
                                                          --------------------------  --------------------------

                                                            SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                        3,342,278  $  76,521,072      449,370  $  10,340,424
Issued on reinvestment of dividends                           611,406     13,101,486      580,641     12,701,623
Redeemed                                                   (1,725,772)   (39,480,677)  (1,217,823)   (27,662,130)
                                                          -----------  -------------  -----------  -------------
Net increase (decrease)                                     2,227,912  $  50,141,881     (187,812) $  (4,620,083)
                                                          -----------  -------------  -----------  -------------
                                                          -----------  -------------  -----------  -------------
----------------------------------------------------------------------------------------------------------------

________________________________________________________________________________
34

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

                                                                             MID CAP VALUE FUND
                                                             ---------------------------------------------------

                                                                    YEAR ENDED                 YEAR ENDED
                                                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                                                             -------------------------  ------------------------

                                                               SHARES        AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
Sold                                                           1,859,741  $ 35,912,212   5,817,969  $ 95,493,541
Issued on reinvestment of dividends                              668,983    11,727,277      37,400       641,036
Redeemed                                                      (1,668,003)  (31,418,130)   (415,771)   (6,957,306)
                                                             -----------  ------------  ----------  ------------
Net increase                                                     860,721  $ 16,221,359   5,439,598  $ 89,177,271
                                                             -----------  ------------  ----------  ------------
                                                             -----------  ------------  ----------  ------------
----------------------------------------------------------------------------------------------------------------

                                                                            SMALL CAP VALUE FUND
                                                           ------------------------------------------------------

                                                                   YEAR ENDED                  YEAR ENDED
                                                                DECEMBER 31, 1998           DECEMBER 31, 1997
                                                           ---------------------------  -------------------------

                                                             SHARES         AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold                                                         8,684,170  $  124,507,422    1,515,115  $ 24,622,974
Issued on reinvestment of dividends                          3,011,532      35,084,351    2,802,771    38,675,310
Redeemed                                                    (8,191,231)   (118,053,357)  (3,598,851)  (54,514,825)
                                                           -----------  --------------  -----------  ------------
Net increase                                                 3,504,471  $   41,538,416      719,035  $  8,783,459
                                                           -----------  --------------  -----------  ------------
                                                           -----------  --------------  -----------  ------------
-----------------------------------------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $4,316,238 and $2,155,393 for the Ultra Short Term Income Fund, $104,162,892 and $66,644,698
for the Balanced Fund, $93,971,384 and $91,494,806 for the Mid Cap Value Fund and $142,582,560 and $143,249,118 for the Small Cap Value Fund. Accumulated realized losses at December 31, 1998, amounted to $87,167 for the Ultra Short Term Income Fund. Such losses represent tax basis capital losses which may be carried forward to offset future capital gains and expire December 31, 2004 to 2006.

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------
ULTRA SHORT TERM INCOME FUND

                                                                                                                     DECEMBER 27,
                                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR         1994
                                                     ENDED            ENDED            ENDED            ENDED         (INCEPTION)
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      TO DECEMBER
                                                     1998             1997             1996             1995           31, 1994
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period (a)
Net asset value, beginning of period             $    10.00       $    10.03       $    10.20       $    10.00       $    10.00
                                                 -------------    -------------    -------------    -------------    -------------
Income from investment operations:
Net investment income                                  0.59             0.64             0.71             0.57           --
Net realized and unrealized gains (losses) on
 investments                                           0.03            (0.03)           (0.16)            0.20           --
                                                 -------------    -------------    -------------    -------------    -------------
    Total from investment operations                   0.62             0.61             0.55             0.77           --
                                                 -------------    -------------    -------------    -------------    -------------
Less distributions:
Dividends from net investment income                  (0.59)           (0.64)           (0.72)           (0.57)          --
                                                 -------------    -------------    -------------    -------------    -------------
    Total distributions                               (0.59)           (0.64)           (0.72)           (0.57)          --
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value, end of period                   $    10.03       $    10.00       $    10.03       $    10.20       $    10.00
                                                 -------------    -------------    -------------    -------------    -------------
                                                 -------------    -------------    -------------    -------------    -------------
Total return                                           6.27%            6.21%            5.48%            7.83%            0.00%
Ratios/Supplemental data
Net assets, end of period (000)                  $    8,721       $    5,393       $    4,461       $    4,610       $      621
Ratios to average net assets:
  Expenses                                             0.05%+#          0.00%+#          0.00%+#          0.22%+#          0.50%*+
  Net investment income                                6.20%+           6.61%+           6.76%+           6.92%+           0.65%*+
Portfolio turnover rate                               36.02%           45.10%           46.82%           39.26%            0.00%

-----------------

        *  Annualized
        +  Net of management fee waived equivalent to 0.4%, 0.4%, 0.4%, 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.80%, 0.82%, 0.80%, 1.27% and 21.54% of average net assets, respectively.
        #  Includes expenses paid indirectly which amounted to less than 0.01%, 0.00%, less than 0.01%, and 0.04% of average net assets, respectively.
      (a)  Per share amounts for periods ended prior to December 31, 1996 have been restated to reflect a 1 for 5 reverse share split effective June 14, 1996.

--------------------------------------------------------------------------------

________________________________________________________________________________
36

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
BALANCED FUND

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                         1998            1997            1996            1995            1994
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year                   $      22.15    $      21.00    $      20.59    $      17.76    $      18.63
                                                     ------------    ------------    ------------    ------------    ------------
Income from investment operations:
Net investment income                                        0.61            0.66            0.78            0.64            0.56
Net realized and unrealized gains (losses) on
 investments                                                 1.14            4.14            1.85            3.39           (0.56)
                                                     ------------    ------------    ------------    ------------    ------------
    Total from investment operations                         1.75            4.80            2.63            4.03            0.00
                                                     ------------    ------------    ------------    ------------    ------------
Less distributions:
Dividends from net investment income                        (0.61)          (0.66)          (0.78)          (0.64)          (0.56)
Distributions from net realized gains                       (1.84)          (2.99)          (1.44)          (0.56)          (0.31)
Distributions in excess of net realized gains               (0.08)        --              --              --              --
                                                     ------------    ------------    ------------    ------------    ------------
    Total distributions                                     (2.53)          (3.65)          (2.22)          (1.20)          (0.87)
                                                     ------------    ------------    ------------    ------------    ------------
Net asset value, end of year                         $      21.37    $      22.15    $      21.00    $      20.59    $      17.76
                                                     ------------    ------------    ------------    ------------    ------------
                                                     ------------    ------------    ------------    ------------    ------------
Total return                                                 8.03%          23.40%          12.91%          22.99%           0.01%
Ratios/Supplemental data
Net assets, end of year (000)                        $    128,865    $     84,246    $     83,825    $     85,922    $     27,703
Ratios to average net assets:
  Expenses                                                   0.87%+          0.84%+#         0.80%+          0.81%+#         0.80%+
  Net investment income                                      2.76%+          2.85%+          3.56%+          3.62%+          3.10%+
Portfolio turnover rate                                     69.85%          46.66%          71.51%          74.72%          94.38%

-----------------

        +  Net of management fee waived equivalent to 0.1%, 0.2%, 0.2%, 0.3% and 0.4% of average net assets.
        #  Includes expenses paid indirectly which amount to less than 0.01% of average net assets.

--------------------------------------------------------------------------------

________________________________________________________________________________

ECLIPSE FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MID CAP VALUE FUND

                                                                                                                     DECEMBER 27,
                                                 FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR         1994
                                                     ENDED            ENDED            ENDED            ENDED         (INCEPTION)
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      TO DECEMBER
                                                     1998             1997             1996             1995           31, 1994
----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the period
Net asset value, beginning of period             $    17.76       $    13.49       $    12.31       $    10.00       $    10.00
                                                 -------------    -------------    -------------    -------------    -------------
Income from investment operations:
Net investment income                                  0.06             0.03             0.22             0.11           --
Net realized and unrealized gains on
 investments                                           1.76             4.34             2.54             2.57           --
                                                 -------------    -------------    -------------    -------------    -------------
    Total from investment operations                   1.82             4.37             2.76             2.68           --
                                                 -------------    -------------    -------------    -------------    -------------
Less distributions:
Dividends from net investment income                  (0.06)           (0.03)           (0.23)           (0.11)          --
Distributions from net realized gains                 (1.79)           (0.07)           (1.35)           (0.26)          --
                                                 -------------    -------------    -------------    -------------    -------------
    Total distributions                               (1.85)           (0.10)           (1.58)           (0.37)          --
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value, end of period                   $    17.73       $    17.76       $    13.49       $    12.31       $    10.00
                                                 -------------    -------------    -------------    -------------    -------------
                                                 -------------    -------------    -------------    -------------    -------------
Total return                                          10.35%           32.46%           22.40%           26.82%            0.00%
Ratios/Supplemental data
Net assets, end of period (000)                  $  124,525       $  109,452       $    9,737       $    7,960       $      315
Ratios to average net assets:
  Expenses                                             0.98%+           0.94%+           0.90%+           1.00%+#          1.20%*+
  Net investment income (loss)                         0.33%+           0.36%+           1.66%+           1.57%+          (0.06)%*+
Portfolio turnover rate                               80.72%           51.66%          102.24%           63.16%            0.00%

-----------------

        *  Annualized
        +  Net of management fee waived equivalent to 0.1%, 0.2%, 0.7%, 0.9% and 0.9% of average net assets plus expenses reimbursed equivalent to 0.00%, 0.00%, 0.00%, 0.05% and 43.15% of average net assets, respectively.
        #  Includes expenses paid indirectly which amounted to 0.10% of average net assets.

--------------------------------------------------------------------------------

________________________________________________________________________________
38

                                    NOTES TO FINANCIAL STATEMENTS  ECLIPSE FUNDS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------
                                                     1998            1997            1996            1995            1994
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance for a share
 outstanding throughout the year
Net asset value, beginning of year              $        14.19   $       13.47   $       13.56   $       11.82   $       13.35
                                                --------------   -------------   -------------   -------------   -------------
Income from investment operations:
Net investment income (loss)                             (0.00)*         (0.02)           0.14            0.07            0.03
Net realized and unrealized gains (losses) on
 investments                                              0.42            4.40            3.89            2.26           (0.66)
                                                --------------   -------------   -------------   -------------   -------------
    Total from investment operations                      0.42            4.38            4.03            2.33           (0.63)
                                                --------------   -------------   -------------   -------------   -------------
Less distributions:
Dividends from net investment income                  --              --                 (0.14)          (0.07)          (0.03)
Distributions from net realized gains                    (2.68)          (3.66)          (3.98)          (0.52)          (0.87)
                                                --------------   -------------   -------------   -------------   -------------
    Total distributions                                  (2.68)          (3.66)          (4.12)          (0.59)          (0.90)
                                                --------------   -------------   -------------   -------------   -------------
Net asset value, end of year                    $        11.93   $       14.19   $       13.47   $       13.56   $       11.82
                                                --------------   -------------   -------------   -------------   -------------
                                                --------------   -------------   -------------   -------------   -------------
Total return                                              3.40%          33.30%          29.87%          19.69%          (4.74)%
Ratios/Supplemental data
Net assets, end of year (000)                   $      201,492   $     189,965   $     170,747   $     174,705   $     195,107
Ratios to average net assets:
  Expenses                                                1.14%#          1.14%#          1.15%#          1.14%#          1.12%
  Net investment income (loss)                           (0.00)%**         (0.12)%          0.81%          0.45%          0.21%
Portfolio turnover rate                                  73.39%          55.47%          82.05%          74.40%          92.20%

-----------------

        *  Less than one cent per share.
       **  Less than 0.01% of average net assets.
        #  Includes expenses paid indirectly which amounted to less than 0.01% of average net assets for each year indicated.

--------------------------------------------------------------------------------

________________________________________________________________________________

 INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Eclipse Funds:

We have audited the accompanying statements of net assets of the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund (formerly the Growth and Income Fund), and the Small Cap Value Fund (formerly the Equity Fund) series of Eclipse Funds, as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ultra Short Term Income Fund, the Balanced Fund, the Mid Cap Value Fund, and the Small Cap Value Fund series of Eclipse Funds as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

       [/S/ MCGLADREY & PULLEN, LLP]
New York, New York
January 28, 1999

________________________________________________________________________________
40

 ECLIPSE FUNDS TRUSTEES AND OFFICERS

Wesley G. McCain             Trustee, Chairman and President

                             Trustee, Secretary, Executive Vice
Sigrid A. Hess                President

John Novogrod                Trustee

John C. Van Eck              Trustee

Yung Wong                    Trustee

Anthony W. Polis             Vice President, Treasurer

Sylvia McCormick             Vice President

Patrick J. Farrell           Assistant Treasurer

Antoinette B. Cirillo        Assistant Treasurer

A. Thomas Smith III          Assistant Secretary

Sara L. Badler               Assistant Secretary

________________________________________________________________________________

 TOWNELEY CAPITAL MANAGEMENT, INC.

Towneley Capital Management, Inc. is the Manager of the Eclipse Funds.

Established in 1971, Towneley is a registered investment advisor serving individual and institutional clients. As of December 31, 1998 total assets under management were over one billion dollars.

The firm's four lines of business are the investment management of the Eclipse Funds, of separate accounts, of portfolios of no-load mutual funds customized to meet clients' financial planning objectives, and of three hedge funds.

Towneley Capital Management is organized for efficient investment decision making and administration with electronically linked offices in New York City, Laguna Hills, California, and Peachtree City, Georgia.

Hallmarks of each of Towneley Capital Management's investment services are integration of risk management with pursuit of investment return, dedication to clients' investment goals, application of fundamentally sound quantitative strategies and extension of institutional investment expertise to individuals and groups through low cost approaches.

Towneley Capital Management's founder and chairman, Wesley G. McCain, directs the investment process, in collaboration with a staff of 25 professional and administrative personnel. Dr. McCain, who holds a doctoral degree from Stanford University, master's degrees from Columbia and Stanford, and a bachelor's degree from the University of Michigan, was formerly on the faculty of the Graduate School of Business of Columbia University. He is also a Chartered Financial Analyst (CFA).

The co-manager of the Ultra Short Term Income Fund and the Balanced Fund is Joan Sabella, who has been with Towneley since 1978. She holds a BBA from Baruch College, and is a Certified Financial Planner (CFP).

The co-manager, with Dr. McCain, of the Mid Cap Value and the Small Cap Value Funds is Kathy O'Connor. She holds a BBA from the University of Massachusetts, an MBA from Babson College, and is a Chartered Financial Analyst (CFA). She joined Towneley in 1987.

________________________________________________________________________________
42

 GLOSSARY

CAPITALIZATION WEIGHTING with reference to an index, means that the larger the market capitalization of a company, the greater its weight, or influence, will be. Medium and small capitalization companies will have a much smaller influence on the index.

CURRENT YIELD is the annual interest paid by a bond, divided by its current market value.

EQUAL WEIGHTING refers to investing equal dollar amounts in each portfolio holding. With reference to an index, it means that each component of the index has an equal influence.

DURATION is a measure of the expected life of all fixed income securities in a fund. It is market value weighted and incorporates each bond's yield, coupon interest payments, final maturity and call feature into one measure. In general, the lower the coupon rate of interest, the longer the duration, and the higher the coupon, the shorter the duration. Duration is used as a proxy for the sensitivity of prices to changes in interest rates. The shorter the duration, the less sensitive the price is to interest rate changes.

GROWTH STOCKS are companies that are experiencing faster than average gains in earnings, and that are expected to continue to enjoy relatively rapid profit increases. These companies tend to have higher valuations such as higher price/earnings ratios, higher price/ cash flow ratios, and higher price/revenue ratios.

LARGE CAPITALIZATION is defined by Eclipse by ranking all publicly traded companies in our universe based on market capitalization. We then divide that universe into ten groups, each with an equal number of companies. The 10% with the highest market capitalization are considered large. The next 10-20% are mid-size and the balance of the universe we consider small companies. As the stock market and the economic environment change, companies once considered large may become mid-size or small and vice versa.

LIPPER BALANCED FUND INDEX tracks the performance of the 30 largest balanced funds, adjusted for the reinvestment of capital gain distributions and income dividends. Source: Lipper Analytical Services

LIPPER GROWTH & INCOME FUND INDEX tracks the performance of the 30 largest growth and income funds, adjusted for the reinvestment of capital gains distributions and income dividends. These growth and income funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. Source: Lipper Analytical Services

LIPPER SMALL CAP INDEX tracks the performance of the 30 largest small company growth funds, adjusted for the reinvestment of capital gains distributions and income dividends. Source: Lipper Analytical Services

LIPPER ULTRA SHORT OBLIGATIONS FUNDS AVERAGE is an average of funds which invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source: Lipper Analytical Services

MARKET CAPITALIZATION refers to the market value of all of a company's shares of common stock outstanding. If a company has five million shares of common stock selling at $50 a share, its market capitalization is $250 million dollars.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-9.99 YEAR BOND INDEX is a market capitalization weighted index including U.S. Government and fixed coupon domestic investment grade corporate bonds with at least $100 million par amount outstanding. Source: Merrill Lynch

MID CAPITALIZATION (See Large Capitalization)

QUANTITATIVE METHODS use financial accounting statement data to analyze companies' fundamental operating characteristics and returns of the business in order to determine, among other things, their quality and value. MEASURES OF QUALITY may include asset turnover (sales/ assets), net income margins (net income/sales), working capital (short-term assets -- short-term liabilities) and leverage (debt/equity). MEASURES OF VALUE may include 1) price to sales ratios,
2) price to cash flow ratios, 3) price to earnings ratios, 4) dividend yields, and 5) price to book value ratios.

RISK, in the sense of market risk, refers to the possibility that an asset might lose value or not gain value because of price fluctuations. There are virtually riskless investments, such as Treasury bills and low-risk investments like short-term high quality bonds. Medium- and high-risk

________________________________________________________________________________
investments include stocks, bonds, options, etc. A fundamental principle of finance is that investors make riskier investments because they expect higher returns over time.

RUSSELL 2000 INDEX tracks the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 includes the largest 3,000 United States companies as determined by market capitalization. The index represents 98% of the U.S. equity market. Source: Frank Russell Company

RUSSELL MID CAP INDEX measures the performance of the smallest 800 securities in the Russell 1000 Index, ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the total market capitalization of the Russell 1000. Source: Frank Russell Company

S&P 500 COMPOSITE STOCK PRICE INDEX is a market value weighted benchmark of common stock performance. The S&P Composite Index includes 500 stocks in 87 industries and represents over 70% of the total U.S. equity market. Source:
Standard & Poor's Securities

S&P SMALL CAPITALIZATION 600 INDEX is a market value weighted benchmark of 600 smaller capitalization common stocks. Source: Standard & Poor's Securities

SMALL CAPITALIZATION (see Large Capitalization)

STANDARD DEVIATION is a statistical measure, often used to evaluate market risk. Standard deviation compares the volatility or variation of all the individual returns to the average return of an investment over a time period. The bigger the price fluctuations, the higher the variation and the riskier the return.

VALUATION MEASURES are used to determine the relative worth of a company. They include, for example, 1) price to sales ratios, 2) price to cash flow ratios, 3) price to earnings ratios, 4) dividend yields, and 5) price to book value ratios.

VALUE STOCKS are companies that are cheap relative to their economic book value or adjusted net worth. These companies typically have low price to stated book value ratios, low price to earnings ratios, relatively high dividends, and low price to sales ratios.

WEIGHTED AVERAGE MATURITY is the remaining life of all the bonds in a portfolio adjusted for the size of each holding. If you held 60% of your investment in Bond A, which matured in 4 years, and 40% in Bond B, maturing in 2 years, your average weighted maturity would be 3.2 years (60% of 4 plus 40% of 2).

________________________________________________________________________________
44

MANAGER
Towneley Capital Management, Inc.
470 Park Avenue South
16th Floor
New York, New York 10016
www.towneley.com

SHAREHOLDER
SERVICING AGENT
Eclipse Financial Services, Inc.
P.O. Box 2196
Peachtree City, Georgia 30269
Telephone: 800.872.2710
In Georgia: 770.631.0414

CUSTODIAN
Investors Fiduciary Trust Company

TRANSFER AGENT
National Financial Data Services
330 West 9th Street
Kansas City, Missouri 64105

WEBSITE
Visit our website at www.eclipsefund.com

_______________________________________________________________________________
This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceeded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.